                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         STERLING FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

        ------------------------------------------------------------------------

     (3)  Filing party:

        ------------------------------------------------------------------------

     (4)  Date filed:

        ------------------------------------------------------------------------

                        [STERLING FINANCIAL CORP. LOGO]

                                                                  March 28, 2002

Dear Shareholder:

     The 2002 Annual Meeting of Shareholders of Sterling Financial Corporation will be held at 9:00 a.m. on Tuesday, April 30, 2002, at the Liberty Place Theater and Conference Center (the former headquarters of Armstrong World Industries), 313 West Liberty Street, Lancaster, Pennsylvania. You are cordially invited to attend the Annual Meeting as well as a breakfast that will be held at the Liberty Place Theater and Conference Center at 8:00 a.m.

     We ask shareholders to elect five Class of 2005 Directors, approve and adopt an amendment to our Articles of Incorporation and an amendment to our 1996 Stock Incentive Plan. We also ask shareholders to ratify the selection of Ernst & Young, LLP as our certified public accountants for the current fiscal year. We enclose our Notice of Annual Meeting, Proxy Statement and proxy card with this letter. We also enclose our 2001 Annual Report. I hope you will take the opportunity to review the material in the Annual Report to Shareholders. We will report on Sterling's 2001 business results and other matters of interest to shareholders at the meeting.

     It is important that your shares be represented at the Annual Meeting whether or not you are personally able to attend and regardless of the number of shares you own. We urge you to sign and date the enclosed proxy and return it in the enclosed envelope as soon as possible. If you do attend the meeting and decide to vote in person, you must give written notice to the Secretary of the corporation so that your ballot may supercede your proxy.

     Please indicate on the enclosed business reply card whether or not you plan to attend the breakfast and return it in the postage paid envelope.

     We look forward to seeing you at the breakfast and Annual Meeting.

                                          Sincerely,

                                          /s/ John E. Stefan
                                          JOHN E. STEFAN
                                          Chairman of the Board
                                          and Chief Executive Officer

                        [STERLING FINANCIAL CORP. LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 30, 2002

TO THE SHAREHOLDERS OF STERLING FINANCIAL CORPORATION:

NOTICE IS HEREBY GIVEN that the regular Annual Meeting of the Shareholders of Sterling Financial Corporation will be held at the Liberty Place Theater and Conference Center, 313 West Liberty Street, Lancaster, Pennsylvania, on Tuesday, April 30, 2002, at 9:00 a.m., prevailing time, for the purpose of considering and voting upon the following matters:

     1. To elect five Class of 2005 directors to serve for a three-year term and until their successors are elected and qualified;

     2. To approve and adopt an amendment to the Articles of Incorporation to increase the authorized shares of common stock and to permit the corporation to issue preferred stock;

     3. To approve and adopt an amendment to the 1996 Stock Incentive Plan to increase, by 750,000 shares, the shares available under the plan;

     4. To ratify the selection of Ernst & Young, LLP as the corporation's independent certified public accountants for the year ending December 31, 2002; and

     5. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

     Only those shareholders of record, at the close of business on March 8, 2002, are entitled to notice of and to vote at the meeting.

     Please promptly sign the enclosed proxy and return it in the enclosed postpaid envelope. We cordially invite you to attend the meeting. Your proxy is revocable, and you may withdraw it at any time. You may deliver notice of revocation or deliver a later dated proxy to the Secretary of the corporation before the vote at the meeting.

     We enclose, among other things, a copy of the 2001 Annual Report of Sterling Financial Corporation.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ John E. Stefan
                                          JOHN E. STEFAN
                                          Chairman of the Board,
                                          Chief Executive Officer

Lancaster, Pennsylvania
March 28, 2002

   YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY.

                                PROXY STATEMENT
               DATED AND TO BE MAILED ON OR ABOUT MARCH 28, 2002

                         STERLING FINANCIAL CORPORATION
                           101 NORTH POINTE BOULEVARD
                       LANCASTER, PENNSYLVANIA 17601-4133
                                 (717) 581-6030

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 30, 2002

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
GENERAL.....................................................     1
  Introduction..............................................     1
  Date, Time and Place of Meeting...........................     1
  Shareholders Entitled to Vote.............................     1
  Purpose of Meeting........................................     1
  Solicitation of Proxies...................................     1
  Revocability and Voting of Proxies........................     1
  Quorum and Voting of Shares...............................     2
  Principal Holders.........................................     3
  Beneficial Ownership of Executive Officers, Directors and
     Nominees...............................................     3
  Shareholder Proposals.....................................     5
  Recommendations of the Board of Directors.................     5

INFORMATION CONCERNING ELECTION OF DIRECTORS................     6
  General Information.......................................     6
  Information about Nominees and Continuing Directors.......     7
  Meetings and Committees of the Board of Directors.........     9
  Report of the Audit Committee.............................     9
  Executive Officers........................................    10
  Executive Compensation....................................    12
  Option Exercises and Fiscal Year-End Values...............    14
  Aggregated Option Exercises and Fiscal Year-End Values....    14
  1996 Stock Incentive Plan.................................    15
  Sterling Financial 401(k) Retirement Plan.................    15
  Pension Plan..............................................    16
  Retirement Restoration Plan...............................    16
  Employment Agreements.....................................    16
  Change of Control Agreements..............................    18
  Sterling Financial Corporation Directors' Compensation....    19
  Transactions with Directors and Executive Officers........    19

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE
  COMPENSATION..............................................    20
  Role of the Compensation Committee and Compensation
     Philosophy.............................................    20
  Chief Executive Officer Compensation......................    20
  Executive Officer Compensation............................    21

                                                               PAGE
                                                               ----
SHAREHOLDER RETURN PERFORMANCE GRAPH........................    22
  Comparison of Five-Year Cumulative Total Return...........    22

PROPOSAL TO AMEND STERLING'S ARTICLES OF INCORPORATION TO
  INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
  AND TO AUTHORIZE ISSUANCE OF PREFERRED STOCK..............    23

PROPOSAL TO AMEND THE 1996 STOCK INCENTIVE PLAN.............    25

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.....    31

RATIFICATION OF SELECTION OF INDEPENDENT CERTIFIED PUBLIC
  ACCOUNTANTS...............................................    31

ADDITIONAL INFORMATION......................................    31

OTHER MATTERS...............................................    32

APPENDIX A -- Amended and Restated Articles of
  Incorporation.............................................   A-1

APPENDIX B -- 1996 Stock Incentive Plan, as amended and
  restated..................................................   B-1

                                    GENERAL

INTRODUCTION

     On June 30, 1987, The First National Bank of Lancaster County became a wholly owned subsidiary of Sterling Financial Corporation. Management of The First National Bank of Lancaster County organized Sterling Financial Corporation as a Pennsylvania business corporation, based in Lancaster, Pennsylvania, to be the holding company of the bank. Upon formation of the holding company, The First National Bank of Lancaster County changed its name to Bank of Lancaster County, N.A. Sterling acquired the First National Bank of North East, North East, Maryland on June 15, 1999, and the Bank of Hanover and Trust Company, Hanover, Pennsylvania on July 27, 2000. The meeting to which this Proxy Statement relates will be the fifteenth annual meeting of the shareholders of Sterling Financial Corporation.

     The corporation's principal executive office is located at 101 North Pointe Boulevard, Lancaster, Pennsylvania 17601-4133. The corporation's telephone number is (717) 581-6030. All inquiries should be directed to Douglas P. Barton, Secretary of the corporation.

DATE, TIME AND PLACE OF MEETING

     The annual meeting of shareholders will be held on Tuesday, April 30, 2002, at 9:00 a.m. at the Liberty Place Theater and Conference Center (the former headquarters of Armstrong World Industries), 313 West Liberty Street, Lancaster, Pennsylvania.

SHAREHOLDERS ENTITLED TO VOTE

     Shareholders of record at the close of business on March 8, 2002, are entitled to vote at the meeting.

PURPOSE OF MEETING

     At the annual meeting, holders of Sterling common stock will be asked to:

     - Elect five Class of 2005 directors to serve for a three-year term;

     - Approve and adopt an amendment to Article 5th of the Articles of Incorporation to permit the corporation to increase the authorized shares of common stock, to issue preferred stock, and to restate the Articles of Incorporation in their entirety;

     - Approve and adopt an amendment to the 1996 Stock Incentive Plan to increase, by 750,000 shares, the shares available under the plan;

     - Ratify the selection of Ernst & Young, LLP as the corporation's independent certified public accountants for the year ending December 31, 2002; and

     - Transact any other business that may properly come before the meeting and any adjournment or postponement of the meeting.

SOLICITATION OF PROXIES

     The Board of Directors furnishes this proxy statement and the enclosed form of proxy, on or about March 28, 2002, to shareholders of record, in connection with the solicitation of proxies for use at the annual meeting and any adjournments or postponements of the meeting.

     Sterling will bear the expense of soliciting proxies. In addition to the use of the mails, directors, officers and employees of the corporation and its subsidiaries may, without additional compensation, solicit proxies.

REVOCABILITY AND VOTING OF PROXIES

     A shareholder's execution and return of the enclosed proxy will not affect the shareholder's right to attend the meeting and to vote in person. Any proxy given pursuant to this solicitation may be revoked by delivering written notice of revocation to Douglas P. Barton, Secretary of the corporation, or by executing a later dated proxy and giving written notice of the revocation to Mr. Barton at any time before the proxy is voted at the meeting. Proxy holders will vote shares represented by proxies on the accompanying proxy, if properly signed and returned, in accordance with instructions of shareholders. Any proxy not specifying to the contrary will be voted FOR:

     - Election of the nominees identified in this Proxy Statement;

     - Amendment and restatement of Article 5th of the Articles of Incorporation;

     - Amendment of the 1996 Stock Incentive Plan; and

     - Ratification of the selection of independent certified public accountants for the year ending December 31, 2002.

     Although the Board of Directors knows of no other business to be presented, in the event that any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the corporation's management.

     Proxy holders will vote shares held for the account of shareholders who participate in the Dividend Reinvestment and Stock Purchase Plan in accordance with the instructions of each shareholder, as set forth in his/her proxy. If a shareholder who participates in the Dividend Reinvestment and Stock Purchase Plan does not return a proxy, proxy holders will not vote the shares held for his/her account by the Plan Agent.

     The Plan Trustee will vote shares held for the account of employees who participate in the Sterling Employee 401(k) Retirement Plan in accordance with the instructions of each participant, as set forth in the separate proxy sent to him/her with respect to Employee 401(k) Retirement Plan shares. The Plan Trustee will vote shares with respect to which a separate Employee 401(k) Retirement Plan proxy is not returned in the same proportion as shares with respect to which voting instructions are received.

QUORUM AND VOTING OF SHARES

     At the close of business on March 8, 2002, the corporation had 13,470,011 shares of common stock, par value $5.00 per share, outstanding. The corporation has no other class of stock authorized or outstanding. As of March 8, 2002, Sterling Financial Trust Company held 191,695 shares of Sterling common stock, fiduciary.

     Shares held by Sterling Financial Trust Company as sole fiduciary represent, in the aggregate, approximately 1.42% of the total shares outstanding and will be voted for election, as directors, of the nominees of the Board of Directors, for the proposed amendment and restatement of the Articles of Incorporation, for amendment of the 1996 Stock Incentive Plan and for ratification of Ernst & Young LLP, as the corporation's independent auditors.

     A majority of the outstanding shares of common stock, represented in person or by proxy, constitutes a quorum for the conduct of business. Each share is entitled to one vote on all matters submitted to a vote of the shareholders. All matters to be voted upon by the shareholders require the affirmative vote of a majority of the outstanding shares voted, in person or by proxy, at the annual meeting, except in cases where the vote of a greater number of shares is required by law or under Sterling's Articles of Incorporation or Bylaws. In the case of the election of directors, the candidates receiving the highest number of votes shall be elected. Shareholders are not entitled to cumulate votes for the election of directors.

     Under Pennsylvania law and Sterling's bylaws, the presence of a quorum is required for each matter to be acted upon at the meeting. Votes withheld and abstentions are counted in determining the presence of a quorum for a particular matter. Broker non-votes are not counted in determining the presence of a quorum for a particular matter as to which the broker withheld authority.

     Assuming the presence of a quorum, the five nominees for director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors will be elected. Votes withheld from a nominee and broker non-votes will not be cast for the nominee.

     Assuming the presence of a quorum, the affirmative vote of a majority of the outstanding shares of stock is required for approval and adoption of Matters 2 through 4. Abstentions and broker non-votes are not deemed to constitute "votes cast" and, therefore, do not count either for or against ratification. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for each such matter by reducing the total number of shares voted from which the required majority is calculated.

PRINCIPAL HOLDERS

     The following table shows, to our knowledge, those persons or entities, who owned of record or beneficially, on March 1, 2002, more than 5% of the outstanding Sterling Financial Corporation common stock.

     We determined beneficial ownership of Sterling common stock by referring to Securities and Exchange Commission Rule 13d-3, which provides that a person should be credited with the ownership of any stock that he/she, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

     - Voting power, which includes power to vote or to direct the voting of the stock; or

     - Investment power, which includes the power to dispose or direct the disposition of the stock; or

     - The right to acquire beneficial ownership within 60 days after March 1, 2002.

                                                          AMOUNT AND NATURE OF   PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                      BENEFICIAL OWNERSHIP     CLASS
------------------------------------                      --------------------   ----------
Howard E. Groff.........................................         944,817(1)         6.94%
  111 E. State Street
  Quarryville, PA 17566
Sterling Financial Corporation
  Employee 401(k) Retirement Plan.......................         844,968(2)         6.20%
  c/o Sterling Financial Trust Company
  101 North Pointe Boulevard
  Lancaster, PA 17601-4133

---------------

(1) Mr. Groff holds sole voting and investment power over 942,816 shares.

(2) Shares held for the account of plan participants are voted by the Plan Trustee in accordance with the instructions given by the individual participants. The Plan Trustee does not share voting power with the participants, except that under the terms of the plan, if a plan participant does not provide the Plan trustee with voting instructions, the Plan Trustee will vote the participant's shares concerning each proposal in the same proportions the votes of the other plan participants.

BENEFICIAL OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND NOMINEES

     The following table shows, as of March 1, 2002, the amount and percentage of Sterling common stock beneficially owned by each director, each nominee, each named executive officer and all directors, nominees and executive officers of the corporation as a group.

     Beneficial ownership of shares of Sterling common stock is determined in accordance with Securities and Exchange Commission Rule 13d-3, which provides that a person should be credited with the ownership of any stock that he/she, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

     - Voting power, which includes the power to vote or to direct the voting of the stock; or

     - Investment power, which includes the power to dispose or direct the disposition of the stock; or

     - The right to acquire beneficial ownership within 60 days after March 1, 2002.

     Unless otherwise indicated in a footnote appearing below the table, all shares reported in the table below are owned directly by the reporting person. The number of shares owned by the directors, nominees and executive officers is rounded to the nearest whole share. The percentage of all Sterling common stock owned by each director, nominee or executive officer is less than 1% unless otherwise indicated.

                                                              AMOUNT AND NATURE OF   PERCENT OF
NAME OF INDIVIDUAL OR IDENTITY OF GROUP                       BENEFICIAL OWNERSHIP     CLASS
---------------------------------------                       --------------------   ----------
DIRECTORS AND NOMINEES
Richard H. Albright, Jr.....................................          48,461(1)           --%
S. Amy Argudo...............................................         478,558(2)         3.51%
Bertram F. Elsner...........................................          10,719(3)           --%
Howard E. Groff, Jr.........................................          35,922(4)           --%
Joan R. Henderson...........................................           3,540(5)           --%
Calvin G. High..............................................         105,831(6)           --%
Terrence L. Hormel..........................................          27,161(7)           --%
David E. Hosler.............................................           1,262              --%
J. Roger Moyer, Jr..........................................          64,964(8)           --%
E. Glenn Nauman.............................................          41,537(9)           --%
J. Bradley Scovill..........................................          66,582(10)          --%
W. Garth Sprecher...........................................           1,402              --%
John E. Stefan..............................................         238,174(11)        1.74%
Glenn R. Walz...............................................          11,814(12)          --%

OTHER NAMED EXECUTIVES
Thomas P. Dautrich..........................................          10,707(13)          --%
Jere L. Obetz...............................................          40,092(14)          --%

All Directors, Nominees and Executive Officers as a Group
  (18 persons)..............................................       1,204,161            8.84%

---------------

 (1) Include 2,719 shares owned jointly with spouse, 9,648 owned directly by spouse, and 14,863 shares owned by Albright Family Enterprises, L.P. of which Dr. Albright is a general partner.

 (2) Includes 3,660 shares held by Trustee under the Employee 401(k) Retirement Plan, 106,297 shares held by the Shady Beach Trust, 329,989 shares held by Shady Beach LLC, and 37,000 shares by the McDaniel CRUT. Ms. Argudo is a trustee of both trusts and a member of the LLC. Her father, Richard D. McDaniel, is the beneficiary of the Shady Beach Trust. Ms. Argudo disclaims beneficial ownership of the shares held by the Shady Beach Trust, over which she has neither the power to vote nor invest, directly or indirectly. Ms. Argudo has the right to purchase an additional 500 shares pursuant to the exercise of stock options.

 (3) Includes 818 shares owned jointly with spouse.

 (4) Includes 6,281 shares owned directly by spouse and 12,375 shares owned as custodian for children.

 (5) Includes 14 shares owned jointly with spouse and 509 shares owned directly by spouse.

 (6) Includes 105,831 shares owned jointly with spouse.

 (7) Includes 3,344 shares owned directly by spouse.

 (8) Includes 40,732 shares held by Trustee under the Employees 401(k) Retirement Plan, 1,638 shares owned jointly with spouse, 317 shares owned directly by spouse, and 4,441 shares owned directly by mother for whom Mr. Moyer holds power of attorney and with respect to which Mr. Moyer shares voting and investment power. Mr. Moyer has the right to acquire an additional 21,126 shares pursuant to exercise of stock options.

 (9) Includes 39,395 shares owned directly by spouse and 1,118 shares owned directly by mother.

(10) Includes 8,510 shares held by Trust under the Employees 401(k) Retirement Plan and 4,763 shares owned jointly with spouse. Mr. Scovill has the right to acquire an additional 48,840 shares pursuant to the exercise of stock options.

(11) Includes 68,817 shares held by Trustee under the Employees 401(k) Retirement Plan, 4,282 shares owned jointly with spouse, 64,000 shares owned directly by spouse, and 16,687 shares owned directly by child. Mr. Stefan disclaims beneficial ownership of shares owned directly by his spouse. Mr. Stefan has the right to acquire an additional 46,388 shares pursuant to the exercise of stock options.

(12) Includes 8,163 shares owned directly by spouse and 139 shares owned directly by child.

(13) Includes 1,457 shares held by Trustee under the Employees 401(k) Retirement Plan. Mr. Dautrich has the right to acquire an additional 7,000 shares pursuant to the exercise of stock options.

(14) Includes 22,399 shares held by Trustee under the Employees 401(k) Retirement Plan and 3,453 shares owned directly by spouse. Mr. Obetz disclaims beneficial ownership of shares owned directly by his spouse. Mr. Obetz has the right to acquire an additional 14,240 shares pursuant to the exercise of stock options.

SHAREHOLDER PROPOSALS

     Shareholder proposals that you intend to present at the 2003 Annual Meeting must be received at the administrative headquarters of Sterling Financial Corporation at 101 North Pointe Boulevard, Lancaster, Pennsylvania not later than Friday, November 29, 2002, in order to be included in the corporation's proxy statement and proxy form in connection with the 2003 Annual Meeting. In addition, for those proposals, other than nominations, that will not be included in the 2003 proxy statement, Sterling must receive notice of shareholder proposal by February 13, 2003. For proposals received after that date, the proxy holders may vote on the proposal at their discretion. A different due date applies to nominations for directors. See "Information Concerning Election of Directors -- General Information" on page 7.

RECOMMENDATIONS OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the shareholders vote FOR:

     - Election of the five nominees identified in this Proxy Statement;

     - Amendment of Article 5th of the Articles of Incorporation to permit the corporation to issue preferred stock and restatement of the Articles, in their entirety;

     - Amendment to the 1996 Stock Incentive Plan; and

     - Ratification of the corporation's independent certified public accountants.

                  INFORMATION CONCERNING ELECTION OF DIRECTORS

GENERAL INFORMATION

     Sterling's bylaws provide that the Board of Directors consists of not less than one or more than 25 persons. The Board of Directors is also divided into three classes. Each class consists, as nearly as possible, of one-third of the directors. The bylaws also provide that the directors of each class are elected for a term of three years, so that the term of office of one class of directors expires at the annual meeting each year. The Board of Directors determines the number of directors in each class.

     A majority of the Board of Directors may increase the number of directors between meetings of the shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy holds office until the next annual meeting of the shareholders and until his/her successor is elected and qualified. There is a mandatory retirement provision in the bylaws that states that the office of a director is considered vacant at the annual meeting of shareholders next following his/her attaining the age of 70 years.

     The Board of Directors has fixed the number of directors at 14. There are five nominees for the Board of Directors for election at the 2002 annual meeting. The Board of Directors has nominated the following five persons for election to the Board of Directors for the terms specified:

                      NOMINEES FOR CLASS OF 2005 DIRECTORS
                           FOR A TERM OF THREE YEARS

                               Joan R. Henderson
                                 Calvin G. High
                               Terrence L. Hormel
                                David E. Hosler
                                E. Glenn Nauman

Each of the nominees is presently serving as a director.

     In the event that any of the nominees are unable to accept nomination or election, proxy holders will vote proxies given pursuant to this solicitation in favor of other persons recommended by management. The Board of Directors has no reason to believe that any of its nominees will be unable to serve as a director if elected.

     Section 2.3 of Sterling's bylaws requires that nominations, other than those made by or on behalf of the existing management of Sterling, be made pursuant to timely notice in writing to the Secretary. To be timely, a shareholder's notice must be delivered to or received at the principal executive office of the corporation not less than 90 days prior to the anniversary date of the immediately preceding meeting of shareholders of the corporation called for the election of directors. The notice must also provide the specific information required by Section 2.3. The chairman of the meeting is required to determine whether nominations have been made in accordance with the requirements of the bylaws. If he determines that a nomination was not made in accordance with the bylaws, he shall so declare at the annual meeting and the defective nomination will be disregarded. You may obtain a copy of the corporation's bylaws by writing to Investor Relations, Sterling Financial Corporation, 101 North Pointe Boulevard, Lancaster, Pennsylvania 17601.

INFORMATION ABOUT NOMINEES AND CONTINUING DIRECTORS

     Information, as of March 8, 2002, concerning the five persons nominated for election to the Board of Directors at the annual meeting and concerning the seven continuing directors is set forth in the table that appears below.

                                            DIRECTOR   PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS AND POSITION HELD
NAME AND AGE                                 SINCE          WITH STERLING FINANCIAL CORPORATION AND SUBSIDIARIES
------------                                --------   --------------------------------------------------------------
                                        CLASS OF 2003 -- CONTINUING DIRECTORS
S. Amy Argudo (38)........................    1999     Senior Executive Vice President, First National Bank of North
                                                       East, North East, Maryland, since 1998; Vice President, from
                                                       1996 to 1998; Administrative Assistant, from 1990 to 1996 and
                                                       Director, First National Bank of North East, since 1998.

J. Roger Moyer, Jr. (53)..................    1994     President, Chief Operating Officer and Assistant Secretary,
                                                       Sterling, since January 2002; Senior Executive Vice President,
                                                       Chief Operating Officer and Assistant Secretary, Sterling,
                                                       from January 2001 to January 2002; Senior Executive Vice
                                                       President and Assistant Secretary, Sterling, from January 2000 to January 2001; Executive Vice President and Assistant
                                                       Secretary, Sterling, from 1994 to 2000; Senior Executive Vice
                                                       President and Assistant Secretary, Bank of Lancaster County,
                                                       since January 2000; Executive Vice President and Assistant
                                                       Secretary, Bank of Lancaster County, from 1994 to 2000;
                                                       Director, Bank of Lancaster County, since 1994; Director,
                                                       Pennbanks Insurance Company, SPC, since December 1999; and
                                                       Director and Treasurer, Lancaster Insurance Group, LLC, from
                                                       1999 to 2001.

J. Bradley Scovill (42)...................    2000     Director, Senior Executive Vice President, Chief Financial
                                                       Officer and Treasurer, Sterling, since March 2002, Director and Executive Vice President, Sterling, from 2000 - 2002; Vice
                                                       Chairman and Chief Executive Officer, Bank of Hanover and
                                                       Trust Company, since March 2002; Director, President and Chief
                                                       Executive Officer, Bank of Hanover and Trust Company, from
                                                       1994 to 2002; Executive Vice President, Chief Financial
                                                       Officer and Treasurer, Bank of Lancaster County, N.A., since
                                                       March 2002; Director, HOVB Investment Company, since 1999;
                                                       Director, Pennbanks Insurance Company, SPC, since 2000; and
                                                       Director, Lancaster Insurance Group, LLC since 2002.

W. Garth Sprecher (50)....................    1998     Vice President and Corporate Secretary and Director, D & E
                                                       Communications, Inc. (TeleCommunications); and Director, Bank
                                                       of Lancaster County, since 1998.

                                            DIRECTOR   PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS AND POSITION HELD
NAME AND AGE                                 SINCE          WITH STERLING FINANCIAL CORPORATION AND SUBSIDIARIES
------------                                --------   --------------------------------------------------------------
                                        CLASS OF 2004 -- CONTINUING DIRECTORS
Richard H. Albright, Jr. (59).............    1985     Dentist, Specialist, Practice Limited to Orthodontics and
                                                       Director, Bank of Lancaster County, since 1985.

Bertram F. Elsner (65)....................    2000     Chairman, Elsner Engineering Works, Inc. (designs and
                                                       manufacturers automatic rewinding machines and specialty
                                                       machinery); Vice Chairman of the Board and Director, Bank of
                                                       Hanover and Trust Company, since 1998, and Director, since
                                                       1985.

Howard E. Groff, Jr. (55).................    1988     President, Howard E. Groff Co. (fuel oil sales and service)
                                                       and Director, Bank of Lancaster County, since 1988.

John E. Stefan (62).......................    1979     Chairman of the Board and Chief Executive Officer, Sterling,
                                                       since January 2002; Chairman of the Board, President and Chief
                                                       Executive Officer, Sterling, from 1994 to January 2002;
                                                       Chairman of the Board and Chief Executive Officer, Bank of
                                                       Lancaster County, since January 2001; Chairman of the Board,
                                                       President and Chief Executive Officer, Bank of Lancaster
                                                       County from 1994 to 2001; Director, Bank of Lancaster County, since 1979; Director, First National Bank of North East, since
                                                       June 1999; and Director, Bank of Hanover and Trust Company,
                                                       since July 2000.

Glenn R. Walz (55)........................    1988     President, Walz, Deihm, Geisenberger, Bucklen & Tennis, P.C.
                                                       (Certified Public Accountants) and Director, Bank of Lancaster
                                                       County, since 1988.
                               CLASS OF 2005 -- NOMINEES -- FOR A TERM OF THREE YEARS
Joan R. Henderson (59)....................    1995     President, J.R. Henderson & Associates, Inc. (Planning and
                                                       Fund Development for Non-Profit Organizations) and Director,
                                                       Bank of Lancaster County, since 1995.

Calvin G. High (69).......................    1976     Director, High Industries, Inc.; Partner, High Properties;
                                                       Partner, Lancaster Development Co. and Director, Bank of
                                                       Lancaster County, since 1976.

Terrence L. Hormel (52)...................    2000     President, Hormel, Inc. (contract warehousing and industrial real estate development and management companies); Chairman of the Board and Director, Bank of Hanover and Trust Company,
                                                       since 1990; Director, since 1981; Director, HOVB Investment
                                                       Co., since 1999 and Director, Bank of Lancaster County, since
                                                       July 27, 2000.

                                            DIRECTOR   PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS AND POSITION HELD
NAME AND AGE                                 SINCE          WITH STERLING FINANCIAL CORPORATION AND SUBSIDIARIES
------------                                --------   --------------------------------------------------------------
David E. Hosler (51)......................    1998     Senior Vice President, John P. Woods Co., Inc. (Reinsurance
                                                       intermediary) since March 2002; formerly President, Old Guard
                                                       Insurance Company (Property and Casualty Insurance Company);
                                                       Director, Bank of Lancaster County, since 1998.

E. Glenn Nauman (69)......................    1976     Retired Chairman of the Board and retired Director, Nauman
                                                       Construction (building contractor) and Director, Bank of
                                                       Lancaster County, since 1976.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the corporation has a standing Audit Committee but does not have a standing Nominating Committee or Compensation Committee. The Compensation Committee of the Bank of Lancaster County has been acting on behalf of Sterling and will continue to do so until Sterling appoints a committee. The Board of Directors of Sterling has a standing Executive Committee.

     Members of the Audit Committee during 2001 were Richard H. Albright, Jr., Chairman, and Messrs. Elsner, High, Nauman and Walz. The principal duties of the Audit Committee include reviewing significant audit and accounting principles, policies and practices, reviewing performance of internal auditing procedures, reviewing reports of examination received from regulatory authorities, and recommending, annually, to the Board of Directors the engagement of an independent certified public accountant. The Audit Committee met four times during 2001.

     Members of the Compensation Committee of the Bank of Lancaster County during 2001 were W. Garth Sprecher, Chairman, and Messrs. Henderson, Hormel and Walz. The principal duties of the Compensation Committee include the establishment of policies dealing with various compensation plans for the Bank of Lancaster County and for Sterling. In addition, the committee makes recommendations to the Board with respect to compensation paid to senior executives. The Compensation Committee met fourteen times during 2001.

     The Board of Directors of Sterling met fourteen times during 2001. All directors attended at least 75% or more of the meetings of the Board of Directors and of the various committees on which they served, except Bertram F. Elsner, who attended 72.2% of the meetings.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees Sterling's financial reporting process on behalf of the Board of Directors. All members of the Audit Committee are independent, as defined by National Association of Securities Dealers Listing Standards. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited financial statements in the Annual Report to shareholders with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of Sterling's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has reviewed and discussed with the independent auditors the auditors' independence from management and Sterling including the matters in the written disclosures and the letter received by Sterling from the auditor as required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and considered the compatibility of nonaudit services with the auditors' independence.

     The Committee discussed with Sterling's internal auditors and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal auditors and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Sterling's internal controls, the overall quality of Sterling's financial reporting, and any other matters, as required by the Statement on Auditing Standards No. 61, Communication with Audit Committees. The Committee held four meetings during fiscal year 2001, which were attended by all members.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of Ernst & Young, LLP, as Sterling's independent auditors for the year.

     Aggregate fees billed to Sterling by Ernst & Young, LLP for services rendered during the year ended December 31, 2001, were as follows:

     - Audit Fees -- $195,000

     - Audit Related Fees -- $38,239

     - Financial Information Systems Design and Implementation Fees -- $0

     - All Other Fees -- $52,035

     The Audit Committee has considered whether, and determined that, the provision of the non-audit services is compatible with maintaining Ernst & Young's independence.

     The Board of Directors adopted a written charter for the Audit Committee, which was attached to our proxy statement dated April 2, 2001.

                                AUDIT COMMITTEE

                       Richard H. Albright, Jr., Chairman
                               Bertram F. Elsner
                                 Calvin G. High
                                E. Glenn Nauman
                                 Glenn R. Walz

EXECUTIVE OFFICERS

     The following table provides information, as of March 8, 2002, about the corporation's executive officers.

                                                  PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS AND POSITION HELD WITH
NAME                                        AGE             STERLING FINANCIAL CORPORATION AND SUBSIDIARIES
----                                        ---   -------------------------------------------------------------------
John E. Stefan............................  62    Chairman of the Board and Chief Executive Officer, Sterling, since
                                                  January 2002; Chairman of the Board, President and Chief Executive
                                                  Officer, Sterling, from 1994 to January 2002; Chairman of the Board and Chief Executive Officer, Bank of Lancaster County, since
                                                  January 2001; Chairman of the Board, President and Chief Executive
                                                  Officer, Bank of Lancaster County, from 1994 to 2001; Director,
                                                  Bank of Lancaster County, since 1979; Director, First National Bank of North East, since June 1999 and Director, Bank of Hanover and
                                                  Trust Company, since July 2000.

                                                  PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS AND POSITION HELD WITH
NAME                                        AGE             STERLING FINANCIAL CORPORATION AND SUBSIDIARIES
----                                        ---   -------------------------------------------------------------------
J. Roger Moyer, Jr........................  53    President, Chief Operating Officer and Assistant Secretary,
                                                  Sterling, since January 2002; Senior Executive Vice President,
                                                  Chief Operating Officer and Assistant Secretary, Sterling, from
                                                  January 2001 to January 2002; Senior Executive Vice President and
                                                  Assistant Secretary, Sterling, from January 2000 to January 2001;
                                                  Executive Vice President and Assistant Secretary, Sterling, from
                                                  1994 to 2000; Senior Executive Vice President and Assistant
                                                  Secretary, Bank of Lancaster County, since January 2000; Executive
                                                  Vice President and Assistant Secretary, Bank of Lancaster County,
                                                  from 1994 to 2000; Director, Bank of Lancaster County, since 1994;
                                                  Director, Pennbanks Insurance Company, SPC, since December 1999;
                                                  and Director and Treasurer, Lancaster Insurance Group, LLC, from
                                                  1999 to 2001.

Thomas P. Dautrich........................  53    Senior Executive Vice President and Chief Banking Officer,
                                                  Sterling, since January 2002; Senior Executive Vice President,
                                                  Sterling, from January 2000 to January 2002; Executive Vice
                                                  President, Sterling, from 1998 to 2000; President and Chief
                                                  Operating Officer, Bank of Lancaster County, since January 2001;
                                                  Director, Bank of Lancaster County, since January 2001; Senior
                                                  Executive Vice President, Banking Services, Bank of Lancaster
                                                  County, from January 2000 to January 2001; Executive Vice
                                                  President, Banking Services, Bank of Lancaster County, from 1998 to
                                                  2000; previously Executive Vice President, CoreStates Bank, from
                                                  July 1997 to February 1998; President, Susquehanna Valley Division
                                                  CoreStates Bank, from April 1996 to July 1997; and President,
                                                  Susquehanna Valley Division, Meridian Bank and Executive Vice
                                                  President, Meridian Bancorp, Inc., from March 1990 to April 1996.

J. Bradley Scovill........................  42    Director, Senior Executive Vice President, Chief Financial Officer
                                                  and Treasurer, Sterling, since March 2002, Director and Executive
                                                  Vice President, Sterling, from 2000 - 2002; Vice Chairman and Chief
                                                  Executive Officer, Bank of Hanover and Trust Company, since March
                                                  2002; Director, President and Chief Executive Officer, Bank of
                                                  Hanover and Trust Company, from 1994 to 2002; Executive Vice
                                                  President, Chief Financial Officer and Treasurer, Bank of Lancaster
                                                  County, N.A.; Director, HOVB Investment Company, since 1999;
                                                  Director, Pennbanks Insurance Company, SPC, since 2000; and
                                                  Director, Lancaster Insurance Group, LLC since 2002.

Jere L. Obetz.............................  53    Executive Vice President, since March 2002, Sterling; Executive
                                                  Vice President/Treasurer and Chief Financial Officer, Sterling,
                                                  from 1998 to 2002; Senior Vice President/Treasurer and Chief
                                                  Financial Officer, Sterling, from 1995 to 1998; Executive President
                                                  Bank of Lancaster County, N.A.; Executive Vice President/Chief
                                                  Financial Officer, Bank of Lancaster County, N.A. from 1997 to
                                                  2002.

                                                  PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS AND POSITION HELD WITH
NAME                                        AGE             STERLING FINANCIAL CORPORATION AND SUBSIDIARIES
----                                        ---   -------------------------------------------------------------------
Chad M. Clabaugh..........................  41    Senior Vice President, Sterling, since July 27, 2000; President and
                                                  Chief Operating Officer, Bank of Hanover and Trust Company, since
                                                  March 2002; Executive Vice President and Chief Operating Officer,
                                                  Bank of Hanover and Trust Company, from 2000 to 2002 and Executive
                                                  Vice President, from 1996 to 2000.

Douglas P. Barton, CPA....................  37    Vice President, Chief Accounting Officer and Secretary, Sterling,
                                                  since January 2002; Vice President, Chief Accounting Officer,
                                                  Sterling from January to December 2001; Vice President, Controller and Corporate Financial Secretary, since January 2002; Vice
                                                  President, Controller, Bank of Lancaster County, from 1998 to 2001;
                                                  previously Manager, Beard Miller Company, LLP (Certified Public
                                                  Accountants) from 1993 to 1998.

EXECUTIVE COMPENSATION

     Sterling's officers do not receive any additional compensation for their services, beyond the compensation paid to them as officers of Sterling's subsidiaries. The table below shows annual and long-term compensation for services, in all capacities, to Sterling and to Sterling's subsidiaries for the fiscal years ended December 31, 2001, 2000, and 1999 to those persons who were, at December 31, 2001:

     - The Chief Executive Officer and

     - The other four most highly compensated executive officers of the corporation. The table shows the information only for those executives whose annual salary and bonus exceeded $100,000.

     The column "Other Annual Compensation" shows only perquisites and other personal benefits that do not exceed the lesser of $50,000 or 10% of total annual salary and bonus. The column "All Other Compensation" includes: $7,376, $3,698, and $3,981 for Mr. Stefan; $4,512, $3,400, and $3,200 for Mr. Scovill;
$12,133, $3,698, and $3,981 for Mr. Moyer; $4,278, $3,698, and $3,981 for Mr.
Dautrich; and $7,555, $3,076, and $3,291 for Mr. Obetz in 2001, 2000, and 1999,
respectively, which represents the Company's contribution to the executives' retirement plans. Also included in the column "All Other Compensation" are employer provided automobile benefits of $1,529, $2,209, and $2,254 for Mr. Stefan; $2,073, $2,929, and $4,250 for Mr. Scovill; and $3,599, $1,753, $2,123
for Mr. Moyer for 2001, 2000, and 1999, respectively. Also included in "All Other Compensation" for Mr. Dautrich in 1999 is $13,474 paid for moving and relocation expenses. The Employee 401(k) Retirement and other benefit plans for Sterling and subsidiaries are described elsewhere in this proxy statement.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG TERM COMPENSATION
                                                                      ------------------------------------------------
                                                                              AWARDS                   PAYOUTS
                                                                      -----------------------   ----------------------
                                                                                   SECURITIES
                              ANNUAL COMPENSATION                     RESTRICTED   UNDERLYING
NAME AND                   -------------------------   OTHER ANNUAL     STOCK       OPTIONS/     LTIP      ALL OTHER
PRINCIPAL POSITION         YEAR    SALARY     BONUS    COMPENSATION     AWARDS       SAR'S      PAYOUTS   COMPENSATION
------------------         ----   --------   -------   ------------   ----------   ----------   -------   ------------
John E. Stefan...........  2001   $309,046   $63,492         --          None        15,000      None        $8,905
  Chairman of the          2000    294,320    16,057         --          None          None      None         5,907
  Board and Chief          1999    283,005    76,037         --          None        12,500      None         6,235
  Executive Officer,
  Sterling and Chairman
  of the Board and Chief
  Executive Officer, Bank
  of Lancaster County,
  N.A
J. Bradley Scovill.......  2001    217,506    39,307         --          None         8,000      None         6,585
  Senior Executive         2000    209,377      None         --          None         7,905*     None         6,329
  Vice President,          1999    179,596    18,000         --          None         5,580      None         7,720
  Chief Financial Officer
  and Treasurer, Sterling
  and Vice Chairman and
  Chief Executive
  Officer, Bank of
  Hanover and Trust
  Company, and Executive
  Vice President, Chief
  Financial Officer and
  Treasurer, Bank of
  Lancaster County, N.A
J. Roger Moyer, Jr.......  2001    181,126    32,510         --          None         8,000      None        15,732
  President, Chief         2000    163,651     9,152         --          None          None      None         5,451
  Operating Officer,       1999    152,534    26,682         --          None         6,500      None         6,104
  Assistant Secretary,
  Sterling, and Senior
  Executive Vice
  President, Bank of
  Lancaster County, N.A
Thomas P. Dautrich.......  2001    180,003    32,306         --          None         8,000      None         4,278
  Senior Executive         2000    164,328     9,407         --          None          None      None         3,698
  Vice President,          1999    150,876    37,430         --          None         6,500      None        17,455
  Chief Banking Officer,
  Sterling and President,
  Chief Operating
  Officer, Bank of
  Lancaster, County, N.A.
Jere L. Obetz............  2001    116,882    17,633         --          None         3,600      None         7,555
  Executive Vice           2000    114,600     3,841         --          None          None      None         3,076
  President                1999    111,198    26,816         --          None         3,600      None         3,291

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     Sterling granted stock options under its Stock Incentive Plan to its named executive officers during 2001 as shown in the table below. The options were granted on February 27, 2001, and, under the terms of the Stock Incentive Plan, will be fully exercisable on February 27, 2004. The exercise price of options granted is adjustable in the event of any change in the number of issued and outstanding shares that results from a stock split, reverse stock split, payment of a stock dividend or any other change in the capital structure of the corporation.

     During 2001, Sterling elected to change the timing of its stock option grants. Traditionally, options were granted in December for the year's performance. Beginning in the year 2001, options were granted in February, to reward employees for Sterling's performance in the previous calendar year.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                INDIVIDUAL GRANTS                         POTENTIAL REALIZABLE
                           -----------------------------------------------------------      VALUE AT ASSUMED
                                           % OF TOTAL                                     ANNUAL RATES OF STOCK
                                          OPTIONS/SARS                                   PRICE APPRECIATION FOR
                                           GRANTED TO    EXERCISE OR                           OPTION TERM
                           OPTIONS/SARS   EMPLOYEES IN      BASE                         -----------------------
NAME                         GRANTED      FISCAL YEAR    PRICE($/SH)   EXPIRATION DATE     5%($)        10%($)
----                       ------------   ------------   -----------   ---------------   ----------   ----------
John E. Stefan...........     15,000          11.3%        $17.00          2/27/11        160,368      406,404
J. Bradley Scovill.......      8,000           6.0%         17.00          2/27/11         85,530      216,749
J. Roger Moyer, Jr.......      8,000           6.0%         17.00          2/27/11         85,530      216,749
Thomas P. Dautrich.......      8,000           6.0%         17.00          2/27/11         85,530      216,749
Jere L. Obetz............      3,600           2.7%         17.00          2/27/11         38,488       97,537

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END VALUES

     Information concerning:

     - All exercises of stock options awarded to Sterling's named officers under the Stock Incentive Plan during 2001;

     - All fiscal year-end option values for each named executive officer under the Stock Incentive Plan and held by them at December 31, 2001; and

     - All stock options exercised under Sterling Financial Corporation's Stock Incentive Plan during 2001, are shown below.

     The column "Value Realized" shows the difference between the fair market value on the date of exercise and the exercise price of the options exercised, if any options were exercised. The market value of underlying securities was computed by averaging the closing bid and asked quotations for five trading days immediately preceding December 31, 2001, minus the exercise price.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR-END OPTION/SAR VALUES

                                                               NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED           IN-THE-MONEY
                                                                  OPTIONS/SARS AT             OPTIONS/SARS AT
                                                                FISCAL YEAR-END(#)          FISCAL YEAR-END($)
                       SHARES ACQUIRED                       -------------------------   -------------------------
NAME                   ON EXERCISE(#)    VALUE REALIZED($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                   ---------------   -----------------   -------------------------   -------------------------
John E. Stefan.......       1,088             $4,374               31,388/19,168             $ 47,823/$110,400
J. Bradley Scovill...          --                 --               46,173/ 8,000             $360,314/$ 58,800
J. Roger Moyer,
  Jr. ...............          --                 --               18,459/10,167             $ 31,780/$ 58,800
Thomas P. Dautrich...          --                 --                4,333/10,167             $      0/$ 58,800
Jere L. Obetz........          --                 --               13,040/ 4,800             $ 27,206/$ 26,496

1996 STOCK INCENTIVE PLAN

     Sterling maintains a Stock Incentive Plan that was approved by the shareholders at the 1997 annual meeting. The purpose of the Stock Incentive Plan is to advance the development, growth and financial condition of Sterling and its subsidiaries by providing incentives through participation in the appreciation of capital stock of the corporation in order to secure, retain and motivate personnel responsible for the operation and management of Sterling and its subsidiaries.

     A committee of non-employee directors administers the Stock Incentive Plan. Persons eligible to receive awards under the Stock Incentive Plan are those key officers and other management employees of the corporation and its subsidiaries as determined by the committee.

     The corporation granted 132,400 options during 2001. There were 15,553 options exercised during 2001. At December 31, 2001, there were 191,449 shares reserved for future grants under the Stock Incentive Plan.

STERLING FINANCIAL 401(K) RETIREMENT PLAN

     The individual banking affiliates of Sterling Financial Corporation each sponsored 401(k) retirement plans for their employees. These plans were merged into the Sterling Financial Corporation 401(k) Retirement Plan which was approved by the Board of Directors and was implemented effective July 1, 2001. Banking affiliate employees who have attained age 18 and have completed 30 days of employment may participate in the plan through salary deferral. To be eligible for the matching contribution and the performance incentive feature, the employee must be age 18 and have completed one year of service with 1000 hours. Employees of Town & Country, a wholly owned subsidiary of Bank of Lancaster County, participate only in the salary deferral portion of the plan.

     Under the salary deferral feature of the plan, a participant may contribute from 1% to 20% of their compensation. Sterling makes matching contributions equal to 100% of the first 2% of the employee's contributions, 50% on the next 2% and 25% on the next 4% of the employee's contributions. Voluntary contributions to the plan are fully vested at all times and employees may direct the investment of those contributions to one or all of the thirteen funds available. Matching contributions as of July 1, 2001 and forward are also fully vested and are invested based on the employee's direction.

     Under the performance incentive feature of the plan, additional contributions are made to participant accounts each plan year for an amount determined by the Board of Directors based on achieving certain performance objectives. The performance incentive feature is paid entirely in Sterling common stock. Total expense for the performance incentive feature and employer matching contribution was $1,105,000 for the year ended 2001.

     The number of shares owned at December 31, 2001 in the Sterling 401(k) Retirement Plan total 840,395 shares, with an approximate market value of $20,472,000. Dividends totaling $651,000 were reinvested in additional shares of Sterling common stock.

PENSION PLAN

     On December 19, 2000, the Board of Directors authorized an amendment to curtail the Bank's defined benefit pension plan. Under the curtailment, pension benefits were frozen and vested as of February 28, 2001. The pension plan was terminated as of April 30, 2001. It is anticipated that by approximately March 31, 2002 all benefit obligations will be settled through the distribution of plan assets.

RETIREMENT RESTORATION PLAN

     Bank of Lancaster County adopted a Restoration Plan during 1996 for any officer whose compensation exceeded $170,000. Effective January 1, 2001, Sterling adopted the Bank of Lancaster County's Retirement Restoration Plan. This plan is designed to "restore" the level of benefits lost to certain employees under the organization's qualified retirement plans because of Internal Revenue Code restrictions.

     The plan is designed to mirror the provisions of the qualified retirement plans available to all eligible Sterling employees. The Retirement Restoration Plan allows for the calculation of benefits on the portion of a participant's salary, which would not have been eligible under the 401(k) plan due to Internal Revenue Code limits.

EMPLOYMENT AGREEMENTS

     In July, 1999, Sterling and Bank of Lancaster County entered into a three-year employment agreement and change of control agreement with John E. Stefan, engaging Mr. Stefan as its Chairman, President and Chief Executive Officer. Unless previously terminated or unless notice of intention not to renew is given by either party, the employment agreement is subject to automatic renewal for additional terms of three years each. The employment agreement may be terminated by Sterling or the Bank of Lancaster County with or without cause. If terminated with cause, Mr. Stefan's right to receive salary and benefits under the employment agreement terminates as of the effective date of termination. If terminated without cause, the employment agreement with Mr. Stefan provides for:

     - A severance payment in the amount of 2.99 times the average annual compensation over the last five years paid in 36 equal monthly installments or a lump sum;

     - A supplemental payment in lieu of benefits equaling 25% of the payments calculated for compensation or benefits continued throughout the duration of the severance period; and

     - All stock options granted are immediately 100% vested.

     In the event of any change in control of Sterling or the Bank of Lancaster County, the same conditions apply, except the severance payments will be paid in 24 equal monthly installments, or a lump sum. The obligations of the Bank of Lancaster County under the employment agreement have been jointly and severally assumed by Sterling.

     Sterling and Bank of Lancaster County entered into a three year employment agreement with J. Roger Moyer, Jr. that became effective January 1, 2002. The agreement reflects Mr. Moyer's assumption of the roles of President of Sterling, effective January 1, 2002 and Chief Executive Officer, effective May 1, 2002. The agreement contains an evergreen renewal provision; unless previously terminated, or unless notice of intention not to renew is given by either party, the employment agreement renews for an additional year at the end of every contract year, maintaining a three year employment period. The agreement provides for termination with or without cause. If the agreement terminates for cause, all of Mr. Moyer's rights under the agreement cease on the effective date of the termination. If terminated without cause, the agreement provides for the following:

     - A severance payment equal to two (2) times Agreed Compensation or the Agreed Compensation otherwise due to Mr. Moyer for the remainder of the then existing employment period, whichever is greater;

     - Continuation of health and welfare benefits for the remainder of the then existing employment period or until Mr. Moyer secures substantially similar benefits through other employment, whichever occurs first, or if health and welfare benefits cannot be continued because Mr. Moyer is no longer an employee, payment of an amount equal to the cost to Mr. Moyer of obtaining similar benefits;

     - Continued participation in all retirement plans through the remaining term of the then existing agreement, or if Mr. Moyer cannot continue to participate because he is no longer an employee, a lump sum cash payment equal to 29% of the payments to be received when the agreement is terminated without cause.

     Under the agreement, Mr. Moyer may resign for good reason. If he resigns for good reason, the agreement provides for:

     - A severance payment equal to the remaining balance of Agreed Compensation otherwise due to Mr. Moyer for the remainder of the then existing employment period;

     - Continuation of health and welfare benefits for the remainder of the then existing employment period or until Mr. Moyer secures substantially similar benefits through other employment, whichever occurs first, or if benefits cannot be continued because Mr. Moyer is no longer an employee, payment of an amount equal to the cost of Mr. Moyer obtaining similar benefits;

     - Continued participation in all retirement plans through the remaining term of the then existing agreement, or if Mr. Moyer cannot continue to participate because he is no longer an employee, a lump sum cash payment equal to 29% of the payments to be received when Mr. Moyer resigns for good reason.

     If Mr. Moyer resigns his employment within three hundred sixty five days (or is involuntarily terminated), and in the event of any change in control of Sterling or Bank of Lancaster County, the agreement provides for:

     - A Severance payment in the amount of 2.99 times Agreed Compensation;

     - Continuation of health and welfare benefits for three years, or if benefits cannot be continued because Mr. Moyer is no longer an employee, payment of an amount equal to the cost to Mr. Moyer of obtaining similar benefits;

     - Continued participation in all retirement plans through the then remaining term of the agreement, or if Mr. Moyer cannot continue to participate because he is no longer an employee, a lump sum cash payment equal to 29% of the payments to be received by Mr. Moyer when the agreement is terminated following a change of control.

     On February 27, 2002, Sterling Financial Corporation, Bank of Lancaster County and J. Roger Moyer, Jr. executed an amendment to his employment agreement. The amendment addresses the contract provision that established when Mr. Moyer could resign for good reason. The amendment clarifies when Mr. Moyer has good reason to resign if he receives a reassignment or is required to relocate.

     An agreement was signed with Mr. Stefan on December 18, 2001 that confirmed that the reassignment of President and Chief Executive Officer titles and duties to Mr. Moyer does not constitute a breach of Mr. Stefan's employment agreement.

     Sterling and Bank of Lancaster County entered into a three-year employment agreement with J. Bradley Scovill on February 28, 2002 and that became effective on the same date. The agreement reflects Mr. Scovill's positions with Sterling and Bank of Lancaster County; he is Senior Executive Vice President and Chief Financial Officer of Sterling and Chief Financial Officer of Bank of Lancaster County. The agreement contains an evergreen renewal provision; unless previously terminated, or unless notice of intention not to renew is given by either party, the employment agreement renews for an additional year at the end of every contract year, maintaining a three-year employment period. The agreement provides for termination with or without cause. If the agreement terminates for cause, all of Mr. Scovill's rights under the agreement cease on the effective date of the termination. If terminated without cause, the agreement provides for the following:

     - A severance payment equal to two times Agreed Compensation or the Agreed Compensation otherwise due to Mr. Scovill for the remainder of the then existing employment period, whichever is greater;

     - Continuation of health and welfare benefits for the remainder of the then existing employment period or until Mr. Scovill secures substantially similar benefits through other employment, whichever occurs first, or if health and welfare benefits cannot be continued because Mr. Scovill is no longer an employee, payment of an amount equal to the cost to Mr. Scovill of obtaining similar benefits;

     - Continued participation in all retirement plans through the remaining term of the then existing agreement, or if Mr. Scovill cannot continue to participate because he is no longer an employee, a lump sum cash payment equal to 25% of the payments to be received when the agreement is terminated without cause.

     Under the agreement, Mr. Scovill may resign for good reason. If he resigns for good reason, the agreement provides for:

     - A severance payment equal to the remaining balance of Agreed Compensation otherwise due to Mr. Scovill for the remainder of the then existing employment period;

     - Continuation of health and welfare benefits for the remainder of the then existing employment period or until Mr. Scovill secures substantially similar benefits through other employment, whichever occurs first, or if benefits cannot be continued because Mr. Scovill is no longer an employee, payment of an amount equal to the cost of Mr. Scovill obtaining similar benefits;

     - Continued participation in all retirement plans through the remaining term of the then existing agreement, or if Mr. Scovill cannot continue to participate because he is no longer an employee, a lump sum cash payment equal to 25% of the payments to be received when Mr. Scovill resigns for good reason.

     If Mr. Scovill resigns his employment within three hundred sixty five days (or is involuntarily terminated) of any change in control of Sterling or Bank of Lancaster County, the agreement provides for:

     - A Severance payment in the amount of 2.99 times Agreed Compensation;

     - Continuation of health and welfare benefits for three years, or if benefits cannot be continued because Mr. Scovill is no longer an employee, payment of an amount equal to the cost to Mr. Scovill of obtaining similar benefits;

     - Continued participation in all retirement plans through the then remaining term of the agreement, or if Mr. Scovill cannot continue to participate because he is no longer an employee, a lump sum cash payment equal to 25% of the payments to be received by Mr. Scovill when the agreement is terminated following a change of control.

CHANGE OF CONTROL AGREEMENTS

     In July, 1999, Sterling and Bank of Lancaster County entered into three-year change of control agreements ending December 31, 2002, with Thomas P. Dautrich and Jere L. Obetz for the purpose of focusing our executives on the interests of the shareholders should a change in control of Sterling occur. A "change of control" is defined as:

     - An acquisition of 20% or more of Sterling's outstanding voting securities;

     - Execution of an agreement providing for a sale of substantially all assets to an entity that is not a direct or indirect subsidiary of Sterling; and

     - Execution on an agreement providing for a reorganization, merger, consolidation or similar transaction unless the Sterling shareholders will initially own securities representing a majority of the voting power of the resulting corporation and Sterling directors will represent a majority of the directors of the surviving corporation.

     Unless previously terminated or unless notice of intention not to renew is given, the change of control agreement is subject to automatic renewal every year following the end of the first three-year period.

     The agreement with Mr. Dautrich provides for:

     - A severance payment in the amount of 2.5 times the average annual compensation over the last five year paid either in 30 equal monthly installments or lump sum;

     - A supplement payment in lieu of benefits equaling 25% of the payments calculated for compensation or benefits continued throughout the duration of the severance period; and

     - All stock options granted are immediately 100% vested.

     The agreement with Mr. Obetz provides for:

     - A severance payment in the amount of 2 times the average annual compensation for the last five years paid either in 24 equal monthly installments or lump sum;

     - A supplemental payment in lieu of benefits equaling 25% of the payments calculated for compensation or benefits continued throughout the duration of the severance period; and

     - All stock options granted are immediately 100% vested.

STERLING FINANCIAL CORPORATION DIRECTORS' COMPENSATION

     The directors of Sterling do not receive any additional compensation for their services, beyond the compensation paid to them as directors of the Bank of Lancaster County. All directors of Sterling are directors of the Bank of Lancaster County, with the exception of Ms. Argudo, Mr. Elsner, and Mr. Scovill who are directors of Sterling only. Sterling compensates Ms. Argudo and Mr. Elsner as directors. Directors who are also salaried officers of Sterling or Sterling subsidiaries do not receive any fees for board or committee meetings. Each year, the Bank of Lancaster County or Sterling compensates all its non-employee directors by:

     - Issuing 250 shares of Sterling common stock to each of them; and

     - Paying each of them cash equal to the value of the Sterling common stock issued.

     We issue the common stock to directors by July 15th of each year. We value the stock using the average closing price for the first ten business days of July. In addition, each non-employee director receives $200 for each committee meeting attended of which he or she is a member. Committee chairs receive $250 for each meeting attended. In the event that meetings exceed 1 1/2 hours in length, each director receives an additional $100 per meeting. The director's cash compensation is reduced by one-twelfth for each meeting missed in excess of three, if a director attends fewer than 75% of scheduled Board meetings.

     In July 2001, each non-employee director received 250 shares of Sterling common stock, valued at $16.119 per share. The yearly cash portion of the director's fees was $4,029.75 for the annual period beginning July 1, 2001. In the aggregate, Bank of Lancaster County and Sterling paid $148,873 to non-employee directors in cash and stock during 2001.

TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

     Some of Sterling's directors and executive officers and the companies with which they are associated were customers of and had banking transactions with Sterling's subsidiary banks during 2001. All loans and loan commitments made to them and to their companies were made in the ordinary course of bank business, on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other customers of the banks, and did not involve more than a normal risk of collectibility or present other unfavorable features. Total loans to these persons at December 31,

2001, amounted to $7,331,000. Sterling's subsidiary banks anticipate that they will enter into similar transactions in the future.

     On October 28, 1998, the Bank of Lancaster County entered into a lease agreement with High Properties for its branch bank at the Greenfield Road building. The lease term commenced on June 1, 1999, the expiration date of the original lease. Under the terms of the lease, High Properties will lease to the Bank of Lancaster County for a term of five years, subject to renewal. Base rent over the five-year term is $370,999.92. Calvin G. High, a director of Sterling and the Bank of Lancaster County, is a partner in High Properties.

     The Bank of Lancaster County paid $632,000 to D & E Communications and $264,000 to D & E Computer Networking Services, a division of D & E Communications, Inc. in 2001. The Bank of Lancaster County uses D & E Communications for telecommunication services. In addition, the Bank of Lancaster County purchased local area network and wide area network integration services, personal computer hardware and software and data communications equipment from D & E Computer Networking Services. W. Garth Sprecher, a Director of Sterling and the Bank of Lancaster County, is Vice President, Corporate Secretary and a Director of D & E Communications, Inc.

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

ROLE OF THE COMPENSATION COMMITTEE AND COMPENSATION PHILOSOPHY

     The objectives of the Compensation Committee are to establish the corporation's compensation philosophy and to monitor compensation programs and related practices for conformity with that philosophy. The Compensation Committee believes that the corporation should maintain a competitive compensation structure with a strong emphasis toward paying for an employee's contribution and performance. Therefore, the financial interests of the shareholders are served by closely aligning, particularly for executive management, year-end financial results with an employee's reward for performance. Accordingly, the committee and the corporation adhere to the concept of pay-for-performance thus, increasing the opportunity to maximize shareholder value.

     The committee reviews compensation of the corporation's and the subsidiary banks' top executives annually and determines the compensation of the Chief Executive Officer and the senior executive team. As a guideline for review in determining competitive base salaries, the committee uses information from salary survey sources from banks with assets from $500 million to $1 billion, banks with assets of $1 billion to $4 billion, as well as peer banks located in the surrounding geographic region. Many local competitors, who are represented in these peer groups, share similar performance results to the subsidiary banks. The committee used these peer group banks because of common industry issues and competition for the same executive talent.

     The compensation committee is comprised of four non-employee directors who are listed below. The Committee met fourteen times during 2001.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Board of Directors has determined that the Chief Executive Officer's 2001 compensation of $372,538, comprised of $309,046 in base annual salary and $63,492 in bonus, is appropriate in light of the following 2001 corporation performance accomplishments:

     - 8.0% increase in operating income;

     - 14.41% operating return on average realized equity; and

     - 7.8% increase in assets.

     While there is no direct correlation between the increase in Chief Executive Officer base salary and these criteria, the Compensation Committee did review 2000 corporate performance, as well as the peer bank comparisons mentioned previously, in order to recommend a 5% increase in base salary over the previous year.

The Chief Executive Officer's annual performance incentive (bonus) is tied directly to the organization's performance results by rewarding Mr. Stefan for growth in the corporation's net income, return on shareholder equity and efficiency ratio goals. Mr. Stefan's total bonus of $63,492, represents an increase of 295% from the total bonus paid in 2000.

     The Stock Incentive program is described elsewhere in this proxy statement.

EXECUTIVE OFFICER COMPENSATION

     Base salary ranges for executive positions are determined by evaluating the responsibilities of the positions, required skills and experiences and the average compensation paid for similar positions within peer banks of similar asset size and within Sterling's geographic market region. The committee determines annual base salary increases based on its subjective analysis of the individual's contribution to the corporation's strategic goals and objectives, and by taking into account any additional or new responsibilities assumed by the individual in connection with promotions or organizational changes. In determining whether strategic goals and objectives have been achieved, the Board of Directors considers among numerous factors the following:

     - The corporation's performance as measured by earnings;

     - Revenues;

     - Return on assets;

     - Return on equity;

     - Market share;

     - Total assets; and

     - Non-performing loans.

     Although the performance and increases in base salary were measured in light of these factors, there is no direct correlation between any specific criterion and the employees' base compensation, nor is there any specific weight provided to any such criteria in the committee's analysis. The determination by the committee is subjective after review of all information it deems relevant.

     The executive officers of Sterling and the subsidiary banks have an annual management incentive bonus tied directly to Sterling's performance results. Similar to the Chief Executive Officer, the executive officers' bonuses are directly dependent upon the organization's growth in net income, return on shareholder equity and Sterling's efficiency ratio. In addition, executive officers have been awarded incentive stock options to encourage ownership in the corporation and provide continued focus on enhancing shareholder value.

     Total compensation opportunities available to the employees of the subsidiary banks are influenced by general labor market conditions, the specific responsibilities of the individual and the individual's contributions to Sterling's success. Individuals are reviewed annually. Sterling strives to offer compensation that is competitive with that offered by employers of comparable size in the banking industry, as well as those within Sterling's and the subsidiary banks' reasonable market area.

                             COMPENSATION COMMITTEE

                               W. Garth Sprecher
                               Joan R. Henderson
                               Terrence L. Hormel
                                 Glenn R. Walz

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

     The following graph compares the yearly dollar change in the cumulative total shareholder return on Sterling's common stock against the cumulative total return of the S&P 500 Stock Index and the Nasdaq Bank Index for the period of five fiscal years commencing January 1, 1997, and ending December 31, 2001. The graph shows the cumulative investment return to shareholders based on the assumption that a $100 investment was made on December 31, 1996, in each of Sterling's common stock, the S&P 500 Stock Index and the Nasdaq Bank Index. We computed returns assuming the reinvestment of all dividends. The shareholder return shown on the graph on this page is not necessarily indicative of future performance.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

   STERLING FINANCIAL CORPORATION COMMON STOCK, S&P 500 & NASDAQ BANK INDICES

                            TOTAL RETURN PERFORMANCE

                        [TOTAL RETURN PERFORMANCE GRAPH]

                                                PERIOD ENDING
                       ---------------------------------------------------------------
--------------------------------------------------------------------------------------
       INDEX           12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
--------------------------------------------------------------------------------------
 Sterling Financial
  Corporation           100.00     130.75     181.96     174.39      88.31     148.82
 S&P 500                100.00     133.37     171.44     207.52     188.62     166.22
 NASDAQ Bank Index*     100.00     167.41     166.33     159.89     182.38     197.44

---------------

* Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2002. Used with permission. All rights reserved.crsp.com

             PROPOSAL TO AMEND STERLING'S ARTICLES OF INCORPORATION
          TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
                  AND TO AUTHORIZE ISSUANCE OF PREFERRED STOCK

     The Board of Directors has approved an amendment to Article Fifth of the Articles of Incorporation, which, if adopted, would increase the number of authorized shares of Sterling common stock from 35,000,000 to 70,000,000 shares and authorize the corporation to issue up to 10 million shares of preferred stock. The Board of Directors recommends that shareholders approve these amendments.

     At January 31, 2002, there were 12,513,015 shares of Sterling common stock issued and outstanding. Of the remaining 22,486,985 shares of authorized common stock on that date, 1,297,753 shares are reserved for issuance under Sterling's dividend reinvestment and various employee benefit plans, leaving 21,189,282 shares of common stock available for issuance. The corporation is not now authorized to issue preferred stock.

     The Board of Directors proposes Matter No. 2 because the Board believes that it is advisable to have a greater number of authorized but unissued shares of capital stock available for various corporate programs and purposes. Sterling may, from time to time, consider acquisitions, stock dividends or stock splits, and public or private financings to provide the corporation with capital, which may involve the issuance of additional shares of common stock or securities convertible into common stock. Also, additional shares of common stock may be necessary to meet anticipated future obligations under Sterling's dividend reinvestment and stock purchase plan and under our employee benefit plans. The Board of Directors believes that having authority to issue additional shares of capital stock will avoid the possible delay and significant expense of calling and holding a special meeting of shareholders to increase authorized capital.

     The proposed preferred stock is so-called "blank check" preferred stock. The Board of Directors would be authorized to determine the respective preferences, limitations and relative rights of each possible series of the preferred stock, including without limitation, voting rights, dividend rates and preferences, liquidation preferences, conversion rights and redemption rights. These rights could be senior to those of the common stock and, among other matters, could reduce the amount available for dividends on or payable upon liquidation to the common stock and/or dilute the voting power of the common stock.

     Sterling has no present plan, agreement or understanding involving the issuance of its capital stock except for shares required or permitted to be issued under employee benefit plans or upon exercise of outstanding stock options. It is possible, however, that additional merger and acquisition opportunities involving the issuance of shares of capital stock will develop. It is also possible that an increase in the market price for the corporation's stock, and conditions in the capital markets generally, may make a stock dividend, a stock split or a public offering of Sterling's stock desirable. Sterling believes that an increase in the number of authorized shares of capital stock, including preferred stock, will enhance its ability to respond promptly to any of these opportunities.

     If Matter No. 2 is approved, the Board of Directors will not solicit shareholder approval to issue additional authorized shares of capital stock, except to the extent that such approval may be required by law, and the shares may be issued for consideration, in cash or otherwise, at the times and in the amounts that the Board of Directors may determine. Under the rules of the National Association of Securities Dealers, Inc. applicable to Sterling, shareholder approval must be obtained prior to the issuance of shares for certain purposes, including the issuance of greater than 20% of the corporation's then outstanding shares in connection with an acquisition by Sterling.

     Although the Board of Directors presently intends to employ the additional shares of capital stock solely for the purposes set forth above, these shares could be used by the Board of Directors to dilute the stock ownership of persons seeking to obtain control of Sterling, thereby possibly discouraging or deterring an attempt to obtain control of Sterling and making removal of incumbent management more difficult. The proposal, however, is not a result of, nor does the Board of Directors have knowledge of, any effort to accumulate Sterling capital stock or to obtain control of Sterling by means of a merger, tender offer, solicitation in opposition to the Board of Directors or otherwise.

     The amendment of the Articles of Incorporation to increase the number of authorized shares of common stock from 35,000,000 to 70,000,000 and to provide for issuance of a class of preferred stock consists of a revision of Article Fifth of the Articles of Incorporation to provide, in its entirety, as follows:

          "(a) The total authorized capital stock of the Corporation shall be 80,000,000 shares, consisting of seventy million (70,000,000) shares of common stock of the par value of Five ($5.00) Dollars per share (the "Common Stock") and 10,000,000 shares of preferred stock, which may be issued in one or more classes or series, in whole or in part (the "Preferred Stock").

          (b) The shares of Common Stock shall constitute a single class. The shares of Preferred Stock shall be without nominal or par value, except that the amendment authorizing the initial issuance of any class or series, adopted by the Board of Directors, may provide that the shares of any class or series shall have a specified par value per share, in which event all of the shares of that class or series shall have the par value per share so specified.

          (c) The authority to fix and determine, by resolution, the par value, voting powers, full or limited, or no voting powers, and the designations, preferences and relative, participating, optional or other special rights, if any, and qualifications, limitations or restrictions, if any, including specifically, but not limited to, dividend rights, conversion rights, redemption rights and liquidation preferences, if any, of any series of Preferred Stock (or the entire class of Preferred Stock if no shares have been issued), the number of shares constituting any series and the terms and conditions of the issue, is hereby expressly granted to and vested in the board of directors. Prior to the issuance of any shares of Preferred Stock, a statement setting forth the resolution or resolutions and the number of shares of Preferred Stock of each class or series shall be executed and filed in accordance with law. Unless otherwise provided in any resolution or resolutions, the number of shares of capital stock of any class or series may be increased or decreased (but not below the number of shares then outstanding), by a statement likewise executed and filed, setting forth a statement that a specified increase or decrease has been authorized and directed by a resolution or resolutions adopted by the board of directors of the Corporation. In case the number of shares shall be decreased, the number of shares so specified in the statement shall resume the status they had prior to the adoption of the first resolution or resolutions."

     The text of Sterling's Amended and Restated Articles of Incorporation, reflecting all proposed amendments and as approved by the Board of Directors, is attached to this proxy statement as Appendix A.

     The Board of Directors does not believe that an increase in the number of authorized shares of common stock, nor the establishment of the class of preferred stock, will have a significant impact on any attempt to gain control of the Corporation. It is possible, however, that the availability of authorized but unissued shares of common stock or preferred stock could discourage third parties from attempting to gain control because the Board could authorize the issuance of shares of capital stock in a private placement or otherwise to one or more persons. The issuance of capital stock could dilute the voting power of a person attempting to acquire control of the Corporation, increase the cost of acquiring control or otherwise hinder control efforts.

     The Corporation's Articles of Incorporation contain certain provisions that may be viewed as having anti-takeover effects. Under these provisions, the Corporation's Board of Directors is divided into three classes with approximately one-third of the members of the Board nominated for election each year. Directors may be removed only by the affirmative vote of at least 75% of the Corporation's outstanding voting power and advance notice is required from shareholders nominating a Director. In addition, the affirmative vote of 75% of the Corporation's outstanding voting power may be required to approve certain business transactions (such as mergers or disposition of substantially all of its assets) involving an interested shareholder, as defined in the Articles of Incorporation, unless first approved by the majority of the Corporation's directors not affiliated with the interested shareholder. The Articles of Incorporation also require the approval of 66 2/3% of the outstanding shares, exclusive of shares held by the interested shareholder, or the payment of a fair price, as defined in the Articles of Incorporation, for any shares acquired by an interested shareholder unless approved by the directors who are not affiliated with the interested shareholder.

     The Board of Directors is not aware of any present threat or attempt to gain control of Sterling. The amendments described in this proxy statement are not in response to any such action. These proposals are not part of a plan by the Corporation to adopt a series of amendments with an anti-takeover purpose and the Corporation does not currently intend to propose other measures in future proxy solicitations.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR MATTER NO. 2. The affirmative vote of a majority of all outstanding shares is required to approve this amendment. Abstentions and broker non-votes will not constitute or be counted as votes cast for purposes of the Meeting. All proxies will be voted FOR approval of the amendment unless a shareholder specifies to the contrary on the shareholder's proxy card.

                PROPOSAL TO AMEND THE 1996 STOCK INCENTIVE PLAN

BACKGROUND

     The Board of Directors believes that Sterling's stock compensation plans constitute an important part of Sterling's compensation programs and, accordingly, the Board of Directors has adopted an amendment to the 1996 Stock Incentive Plan to increase the number of shares subject to the plan by 750,000. Matter No. 3 is subject to shareholder approval.

     Shareholders have previously authorized grants of options to employees under the Sterling 1996 Stock Incentive Plan. The plan has 191,449 shares of common stock available for new option grants. Previously granted options remain unexercised under the plan. Therefore, subject to shareholder approval, Sterling has adopted the proposed amendment.

     The plan is designed to improve the performance of Sterling and its subsidiaries and, by doing so, to serve the interests of the shareholders. By continuing to encourage ownership of Sterling shares among those who play significant roles in Sterling's success, increasing the authorized shares will continue to align the interests of Sterling's employees with those of its shareholders by relating capital accumulation to increases in shareholder value. Moreover, increasing the shares available should have a positive effect on Sterling's ability to attract, motivate and retain employees of outstanding leadership and management ability.

     The principal features of the plan are described below. See Appendix B to this Proxy Statement for the full text of the 1996 plan.

GENERAL INFORMATION

     The Sterling Board of Directors adopted the plan on November 20, 1996. The shareholders approved the plan at the 1997 Annual Shareholders Meeting. The plan authorizes Sterling to award qualified options (options qualified under Section 422 of the Internal Revenue Code of 1986, as amended (ISO's)), and nonqualified stock options (options not qualified under Code Section 422), herein referred to as (NQSOs), to purchase shares of common stock. The plan also authorizes the grant of shares of restricted stock and stock appreciation rights to eligible employees. The plan is designed to further the success of Sterling by making shares of the common stock available to eligible employees of Sterling, or certain companies affiliated with Sterling, thereby providing an additional incentive to these persons to continue their relationship with Sterling, or an affiliate, and to give these persons a greater interest in Sterling's success.

     Initially, an aggregate of 500,000 authorized shares of common stock were reserved for issuance under the plan. The shares are subject to adjustment in the case of certain events affecting the common stock of the original shares, 191,449 shares, after all adjustments, are available for the issuance of options under the plan.

     The plan is not subject to the Employee Retirement Income Security Act of 1974 and is not qualified under Code Section 401(a), which relates to qualification of certain pension, profit-sharing and stock bonus plans.

ADMINISTRATION OF PLAN

     The plan is administered by a committee appointed by the Board consisting of at least two non-employee directors. The Board may from time to time remove members from the committee and appoint their successors.

     Subject to the terms and conditions of the plan document and subject to Board approval (where required by the plan), the committee has discretionary authority to:

     - determine the individuals to receive grants, herein referred to as awards, of NQSOs, ISOs, and Restricted Stock; the times when awards shall be granted; in the case of stock options, the number of shares to be subject to each option, the option exercise price, the option period, the time or times when each option shall be exercisable and whether an option is to be a NQSO or an ISO; and in the case of restricted stock, similar relevant terms and conditions applicable thereto;

     - interpret the plan;

     - prescribe, amend and rescind rules and regulations relating to the plan;

     - determine the terms and provisions (and amendments of the terms and provisions) of the agreements to be entered into between Sterling and each participant under the plan, including terms and provisions as required, in the committee's judgment to conform to any change in any applicable law or regulation and any other terms and conditions that the committee desires to establish as performance goals applicable to a particular award; and

     - make all other determinations the committee shall deem necessary or advisable for the plan's administration.

     Each award must be evidenced by a written agreement. The source of the shares issued pursuant to the plan are authorized but unissued shares of the common stock or issued shares that have previously been reacquired by Sterling. We anticipate that, in the ordinary course, awards will be granted on an annual basis, although nothing in the plan so requires.

ELIGIBILITY

     Key officers and management employees of Sterling, as determined by the committee, or of an affiliated company, are eligible to receive awards under the plan. As of March 1, 2002, Sterling (and its affiliates) had approximately 110 employees participating in the plan.

QUALIFIED OPTIONS

     The ISOs that the committee grants to participants to purchase shares of common stock are evidenced by an option agreement. The exercise price is not less than 100% of the fair market value of the common stock at the time of the grant, as determined by the committee in accordance with rules specified in the plan document. Except as otherwise provided in the plan document, once vested, an ISO may be exercised in whole or in part from time to time during the term of the option, which term may not extend more than ten years from the date the option is granted. The committee will impose vesting and may impose other restrictions (such as the attainment of performance goals) on the exercisability of the options. In general, an ISO will vest upon the earlier of:

     - continuous employment of at least one year following the grant date, with prorata vesting over a three year period, or

     - the occurrence of a change in control (as described in the plan).

     Unless otherwise provided in an option agreement or otherwise specified by the committee, the exercise price per share of an option must be paid in full, in cash or in stock, upon the exercise of the option. If shares are used to pay all or part of the exercise price, the cash and any shares surrendered must have a fair market value (determined as of the date of exercise) that is not less than the aggregate exercise price for the number of shares for which the option is being exercised.

     The aggregate fair market value (determined at the time an ISO is granted) of the shares of common stock with respect to which ISOs are exercisable for the first time by an individual during any calendar year is $100,000. A participant will not have any rights of a shareholder with respect to the shares of common stock subject to an ISO until the shares are paid for and issued to the participant.

     ISOs granted to a participant are not assignable or transferable other than by will or the laws of descent and distribution, and during the participant's lifetime are exercisable only by the participant or his or her duly appointed legal representative.

     A vested ISO may be exercised by a participant only during its term and only during his or her employment, except as provided in the plan or by the committee, as the case may be.

NONQUALIFIED STOCK OPTIONS

     The NQSOs that the committee grants to participants to purchase shares of common stock is evidenced by an option agreement that contains the terms and conditions that the committee specifies and that are not inconsistent with the terms of the plan. The exercise price of an option is the fair market value of the common stock at the time of the grant. Except as otherwise provided in the plan document, once vested, a NQSO may be exercised in whole or in part from time to time during the term of the option. The committee may impose vesting and may impose other restrictions (such as the attainment of performance goals) on the exercisability of the options. In general, a NQSO will vest upon the earlier of:

     - continuous employment of at least six months following the grant date, with prorata vesting over a three year period, or

     - the occurrence of a change in control (as described in the plan).

     Unless otherwise provided in an option agreement or otherwise specified by the committee, the exercise price per share of an option must be paid in full, in cash or in stock, upon the exercise of the option. If shares are used to pay all or part of the exercise price, the cash and any shares surrendered must have a fair market value (determined as of the date of exercise) that is not less than the aggregate exercise price for the number of shares for which the option is being exercised.

     A participant will not have any rights of a shareholder with respect to the shares of common stock subject to a NQSO until the shares are paid for and issued to him or her.

     NQSOs granted to a participant are not assignable or transferable other than by will or the laws of descent and distribution, and during the participant's lifetime are exercisable only by the participant or his or her duly appointed legal representative.

     A vested NQSO may be exercised by a participant only during its term and only during his or her employment, except as provided in the plan or by the committee, as the case may be.

     The plan contains provisions whereby, the committee may accelerate the exercise terms of awards.

RESTRICTED STOCK

     As in the case of the grant of NQSOs and ISOs, the grant of a restricted stock award is evidenced by an agreement that contains the terms and conditions specified by the committee. Restricted stock awards may be:

     - subject to a vesting schedule,

     - subject to the satisfaction of one or more performance goals established at the time of their grant by the committee, or

     - both.

     Shares of restricted stock will be issued in the name of the participant upon grant, but are retained by Sterling until they cease to be subject to restriction.

     Except as determined by the committee and set forth in a restricted stock agreement relating to particular shares, rights with respect to restricted stock may not be assigned or transferred prior to vesting or satisfaction of applicable performance goals, or both. Deferred delivery of restricted stock which would otherwise be distributed may be authorized by the committee under such terms and conditions as it may determine.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the principal United States Federal income tax consequences of transactions under the plan, based on current law. This summary is not intended to be exhaustive with respect to all potential Federal income tax consequences that may affect a particular person, including one who is subject to the restrictions of Section 16(b) of the 1934 Act and one who may be permitted to elect the deferred delivery of shares of common stock. In addition, this summary does not constitute tax advice, and, among other things, does not discuss state, local or foreign income tax consequences, nor does it address estate or gift tax consequences, relating to the plan's operation. Participants are urged to consult with their tax advisors with regard to their participation in the plan.

     Nonqualified Stock Options. No taxable income is realized by a participant upon the grant of a NQSO. Upon the exercise of a NQSO, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares of common stock exercised over the aggregate option exercise price (the Spread). Special rules may apply to the timing and amount of income recognition for persons who are subject to the restrictions of Section 16(b) of the 1934 Act. Income and payroll taxes are required to be withheld from the participant on the amount of ordinary income resulting to the participant from the exercise of a NQSO. The Spread is generally deductible by Sterling for Federal income tax purposes, subject to the possible limitations on deductibility of compensation paid to certain executives pursuant to Code Section 162(m), which Sterling executives have not met. (See Certain Limitations on Deductibility of Executive Compensation.) The participant's tax basis in shares of common stock acquired by exercise of a NQSO will be equal to the exercise price plus the amount taxable as ordinary income.

     Upon a sale of the shares of common stock received by a participant upon exercise of a NQSO, any gain or loss will generally be treated for Federal income tax purposes as long-term or short-term capital gain or loss, depending upon the holding period of such stock. In general, the participant's holding period for shares acquired pursuant to the exercise of a NQSO begins on the date of exercise of such option.

     If a participant pays the exercise price in full or in part with shares of previously owned common stock, the exercise will not affect the tax treatment described above. With respect to the exercise, no gain or loss generally will be recognized to the participant upon the surrender of the previously owned shares to Sterling. The shares received upon exercise that are equal in number to the previously owned shares tendered will have the same tax basis as the previously owned shares surrendered to Sterling, and they will have a holding period for determining capital gain or loss that includes the holding period of the shares surrendered. The fair market value of the remaining shares received by the participant will be taxable to the participant as compensation. The remaining shares will have a tax basis equal to the fair market value recognized by the participant as compensation income and the holding period will commence on the exercise date. Shares of common stock tendered to pay applicable income and payroll taxes arising from the exercise will generate taxable income or loss equal to the difference between the tax basis of the shares and the amount of income and payroll taxes satisfied with the shares. The income or loss will normally be treated as long-term or short-term capital gain or loss depending on the holding period of the shares surrendered. Where the shares of common stock tendered to pay applicable income and payroll taxes arising from the option exercise generate a loss, the loss may not be currently deductible under the wash loss rules of the Code.

     Incentive Stock Options. No taxable income is realized by a participant upon the grant or exercise of an ISO. If shares of common stock are issued to a participant pursuant to the exercise of an ISO and if no disqualifying disposition of the shares is made by the participant within two years after the date of grant or within one year after the receipt of the shares by the participant, then:

     - upon the sale of the shares, any amount realized in excess of the option exercise price will normally be taxed to the participant as a long-term capital gain, and

     - no deduction will be allowed to Sterling. Additionally, the Spread attributable to the exercise of an ISO will give rise to an item of tax preference, in the year of exercise, that may result in alternative minimum tax liability for the participant.

     If shares of common stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the disposition would be a disqualifying disposition, and generally:

     - the participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise (or, if less, the amount realized on the disposition of the shares) over the option exercise price thereof, and

     - Sterling will be entitled to deduct the amount.

Any other gain realized by the participant on the disposition will be taxed as short-term or long-term capital gain, and will not result in any deduction to Sterling.

     If a participant pays the exercise price in full or in part with previously owned shares of common stock, the exchange will not affect the tax treatment of the exercise. Upon the exchange, no gain or loss generally will be recognized upon the delivery of the previously owned shares to Sterling, and the shares issued in replacement of the shares tendered to pay the exercise price will have the same basis and holding period for capital gain purposes as the previously owned shares. A participant, however, would not be able to use the holding period for the previously owned shares for purposes of satisfying the ISO statutory holding period requirements. Additional shares of common stock will have a basis of zero and a holding period that commences on the date the common stock is issued to the participant upon exercise of the ISO.

     Based on a recent Internal Revenue Service pronouncement, effective January 1, 2003, payroll taxes may have to be withheld upon the exercise of an ISO, unless the pronouncement is modified or otherwise overruled by legislation.

     Restricted Stock. No taxable income is realized by a participant upon the grant of a restricted stock award. Upon vesting of an award and/or satisfaction of any performance goals applicable to the award, the participant will recognize ordinary compensation income equal to the then fair market value of the released shares, less the amount (if any) paid for the restricted stock. A participant may, within 30 days after receiving a grant of restricted stock, make a Code
Section 83(b) election to recognize income as of the grant date, rather than the later date that the restricted stock may be released to him or her. The factors relevant to making such an election are complex and any participant contemplating such an election should first consult with a tax advisor. In particular, a participant should be aware that such an election to recognize income will apply even if the right to the restricted stock is later forfeited or otherwise not earned.

     Income recognized with respect to the vesting in or other receipt of restricted stock is subject to income and payroll tax withholding.

AMENDMENT, SUSPENSION, OR TERMINATION OF THE PLAN; SHARE AND AWARD ADJUSTMENT

     The Board may terminate, amend, modify or suspend the plan at any time and from time to time to ensure that awards granted under the plan conform to any changes in the law or for any other reason the Board determines to be in the best interest of Sterling. Modifications or amendments to the plan are not required to be approved by Sterling's shareholders, except to the extent required by certain state or federal law. No termination, modification or amendment of the plan, without the consent of the participant to whom an award has previously been granted, may adversely affect the participant's rights under such award. Unless terminated earlier by the Board, the plan will terminate, and no additional awards will thereafter be granted, on the day immediately preceding the tenth anniversary of the Effective Date (i.e., November 20, 2006).

     In the event of any change in the common stock by reason of any stock dividend, stock split, reverse stock split, recapitalization, combination or exchange of shares, merger, consolidation or similar action, appropriate adjustment will be made to the:

     - number of shares of common stock authorized to be made subject to awards under the plan,

     - number of shares into which outstanding options may be converted upon exercise,

     - exercise price of outstanding options,

     - maximum number of awards that may be granted to any one person within a 12-month period, and

     - other terms as are appropriate under the circumstances. In addition, the Board may make similar changes to outstanding awards in other circumstances where the changes are deemed equitable under the circumstances.

2002 PLAN AWARDS

     The committee has granted the following awards in 2002.

                                2002 PLAN AWARDS

                                                  NUMBER OF SECURITIES
                                                   UNDERLYING OPTIONS
NAME AND PRINCIPAL POSITION                             GRANTED          EXERCISE PRICE   EXPIRATION DATE
---------------------------                       --------------------   --------------   ---------------
John E. Stefan..................................         15,520              $23.36           2/26/12
  Chairman of the Board and Chief Executive
  Officer, Sterling; and Chairman of the Board
  and Chief Executive Officer, Bank of Lancaster
  County, N.A.

J. Bradley Scovill..............................          8,200              $23.36           2/26/12
  Senior Executive Vice President, Chief
  Financial Officer and Treasurer, Sterling;
  Vice Chairman and Chief Executive Officer,
  Bank of Hanover and Trust Company; and
  Executive Vice President, Chief Financial
  Officer and Treasurer, Bank of Lancaster
  County, N.A.

J. Roger Moyer, Jr..............................          8,200              $23.36           2/26/12
  President, Chief Operating Officer, Assistant
  Secretary, Sterling; and Senior Executive Vice
  President, Bank of Lancaster County, N.A.

Thomas P. Dautrich..............................          8,200              $23.36           2/26/12
  Senior Executive Vice President, Chief Banking
  Officer, Sterling; and President, Chief
  Operating Officer, Bank of Lancaster County,
  N.A.

Executive Officers Group (6 persons)............         50,100              $23.36           2/26/12

Non-Executive Director Group (1 person).........            400              $23.36           2/26/12

Non-Executive Officer Employee Group............         96,700              $23.36           2/26/12
  (73 persons)

     If the amendment is approved by the shareholders, Sterling anticipates that the additional shares subject to the plan will be registered with the Securities and Exchange Commission and with any applicable state securities commission where registration is required. The cost of the registration will be borne by Sterling.

     As provided above, only employees of Sterling or its subsidiaries are eligible to receive awards under the plan based upon the recommendation of the committee and approval of the Board of Directors of Sterling.

This includes the executive officers listed in the Summary Compensation Table included under the section entitled "Executive Officers" in this Proxy Statement.

     The stock options previously granted to senior officers of Sterling and its subsidiaries in prior years, and information on options exercised during the last fiscal year, are reflected in tables contained in the section of this Proxy Statement entitled Information Concerning Election of Directors.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR MATTER NO. 3. The affirmative vote of a majority of outstanding shares is required to adopt the amendment. Abstentions and broker non-votes will not constitute or be counted as votes cast for purposes of the Meeting. All proxies will be voted FOR adoption of the amendment unless a shareholder specifies to the contrary on such shareholder's proxy card.

                            SECTION 16(a) BENEFICIAL
                         OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Sterling's directors, executive officers and shareholders who beneficially own more than 10% of Sterling's outstanding equity stock to file initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Sterling with the Securities and Exchange Commission. Based on a review of copies of the reports we received, and on the statements of the reporting persons, we believe that all Section 16(a) filing requirements were complied with in a timely fashion during 2001, with the exception of Mr. Robert H. Caldwell, a former director, who inadvertently filed one Form 4 late. Mr. Caldwell's Form 4 reported one transaction.

                          RATIFICATION OF SELECTION OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors has selected Ernst & Young LLP as independent certified public accountants for the examination of its financial statements for the fiscal year ending December 31, 2002. Ernst & Young LLP served as independent certified public accountants for the year ended December 31, 2001.

     Ernst & Young LLP has advised us that neither the firm nor any of its associates has any relationship with the corporation or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients.

     We expect a representative of Ernst & Young LLP to be present at the Annual Meeting to respond to appropriate questions and to make a statement if the representative desires to do so.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR MATTER NO. 4, RATIFICATION OF THE SELECTION OF ERNST & YOUNG, LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

                             ADDITIONAL INFORMATION

     A copy of the corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, as filed with the Securities and Exchange Commission, including financial statements and financial statement schedules, is available, without charge, to shareholders upon written request addressed to Douglas P. Barton, Secretary, Sterling Financial Corporation, 101 North Pointe Boulevard, Lancaster, Pennsylvania 17601-4133.

     Pursuant to new Securities and Exchange Commission rules, Sterling intends to send a single proxy statement and annual report to multiple shareholders who share the same address and who have the same last name, unless we receive instructions to the contrary from one or more of the shareholders. This method of delivery is known as "householding." Upon written or oral request, a separate copy of the annual report and/or proxy statement, as applicable, will be delivered promptly to a security holder at a shared address to which a single copy of the documents was delivered or, if you wish to receive a separate proxy statement or annual report in the future, please call Shareholder Relations at (717) 735-5602 or send a written request to Shareholder Relations, Sterling Financial Corporation, 101 North Pointe Boulevard, Lancaster, PA 17601-4133. If you are receiving multiple copies of the proxy statement and annual report and want to request one copy, please notify Shareholder Relations.

                                 OTHER MATTERS

     The Board of Directors knows of no matters other than those discussed in this Proxy Statement that will be presented at the Annual Meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of management.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ John E. Stefan
                                          JOHN E. STEFAN
                                          Chairman of the Board
                                          and Chief Executive Officer

Lancaster, Pennsylvania
March 28, 2002

                                                                      APPENDIX A

                         STERLING FINANCIAL CORPORATION
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION

                                   ARTICLE 1.

     1. The name of the corporation is Sterling Financial Corporation.

                                   ARTICLE 2.

     2. The location and post office address of the registered office of the corporation in this Commonwealth is:

                           101 North Pointe Boulevard
                       Lancaster, Pennsylvania 17601-4133

                                   ARTICLE 3.

     3. The corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania for the purpose of engaging in and doing any lawful act concerning any and all lawful business for which a corporation may be incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania.

                                   ARTICLE 4.

     4. The term for which the corporation is to exist is perpetual.

                                   ARTICLE 5.

     5. (a) The total authorized capital stock of the corporation shall be eighty million (80,000,000) shares, consisting of seventy million (70,000,000) shares of common stock of the par value of Five ($5.00) Dollars per share (the "Common Stock") and ten million (10,000,000) shares of preferred stock which may be issued in one or more classes or series, in whole or in part (the "Preferred Stock").

     (b) The shares of Common Stock shall constitute a single class. The shares of Preferred Stock shall be without nominal or par value, except that the amendment authorizing the initial issuance of any class or series, adopted by the Board of Directors, may provide that the shares of any class or series shall have a specified par value per share, in which event all of the shares of that class or series shall have the par value per share so specified.

     (c) The authority to fix and determine, by resolution, the par value, voting powers, full or limited, or no voting powers, and the designations, preferences and relative, participating, optional or other special rights, if any, and qualifications, limitations or restrictions, if any, including specifically, but not limited to, dividend rights, conversion rights, redemption rights and liquidation preferences, if any, of any series of Preferred Stock (or the entire class of Preferred Stock if no shares have been issued), the number of shares constituting any series and the terms and conditions of the issue, is hereby expressly granted to and vested in the Board of Directors. Prior to the issuance of any shares of Preferred Stock, a statement setting forth the resolution or resolutions and the number of shares of Preferred Stock of each class or series shall be executed and filed in accordance with law. Unless otherwise provided in any resolution or resolutions, the number of shares of capital stock of any class or series may be increased or decreased (but not below the number of shares then outstanding), by a statement likewise executed and filed, setting forth a statement that a specified increase or decrease has been authorized and directed by a resolution or resolutions adopted by the Board of Directors of the corporation. In case the number of shares shall be decreased, the number of shares so specified in the statement shall resume the status they had prior to the adoption of the first resolution or resolutions.

                                   ARTICLE 6.

     6. [Intentionally Omitted.]

                                   ARTICLE 7.

     7. [Intentionally Omitted.]

                                   ARTICLE 8.

     8. The shareholders of the corporation shall not have the right to cumulate their votes for the election of directors.

                                   ARTICLE 9.

     9. (a) Except as provided in Section (b) of this Article, each shareholder of the corporation shall, subject to such terms and conditions as may by resolution be established by the Board of Directors, have the preemptive right to purchase: (i) shares of the $5.00 par value common stock of the corporation which are to be issued for cash, and (ii) any other securities or obligations to be issued for cash by the corporation which are (or which may through conversion, exercise or otherwise become) entitled to vote in the election of directors. The Board of Directors shall have full, complete and exclusive authority to establish the terms and conditions upon which such preemptive rights shall be extended to and may be exercised by the shareholders, which authority shall include, but shall not be limited to, the power to fix the price at which such shares or other securities or obligations shall be offered to the shareholders, to establish the time and manner in which such preemptive rights may be exercised, and to make such adjustments as may be necessary to avoid the issuance of fractional interests in shares or other securities or obligations. Shares or other securities or obligations of the corporation which have been offered to the shareholders pursuant to terms and conditions established by the Board of Directors and which have not been purchased by the shareholders in accordance therewith may at any time thereafter be offered for sale to other persons at a price which is not less than the price at which such shares or other securities or obligations were offered to the shareholders.

     (b) The preemptive rights provided for in Section (a) of this Article shall not apply with respect to: (i) the sale of shares or other securities or obligations of the corporation which are held in the treasury of the corporation, (ii) the sale or issuance of shares or other securities or obligations of the corporation pursuant to the terms of any dividend reinvestment plan or similar plan which may now exist or hereafter be adopted by the corporation, (iii) the sale or issuance of shares or other securities or obligations of the corporation to employees of the corporation or to employees of any subsidiary of the corporation pursuant to any incentive stock option plan, non-qualified stock option plan, employee stock purchase plan, or other compensation plan which may now exist or hereafter be adopted by the corporation; or (iv) the issuance of shares or other securities or obligations of the corporation pursuant to any merger, consolidation or other business acquisition transaction.

                                  ARTICLE 10.

     10. (a) Except as provided in Section (b) of this Article, the affirmative vote of the holders of 75 percent of the outstanding shares entitled to vote shall be required in order to authorize the following corporate actions:

          (1) Any merger or consolidation of the corporation or any Subsidiary with or into an Interested Shareholder; or

          (2) Any sale, lease, exchange, mortgage, pledge, transfer or other disposition (whether in one transaction or in a series of transactions) to, with or for the benefit of any Interested Shareholder, of any assets of the corporation or of any Subsidiary having an aggregate fair market value equal to or greater than 5 percent of consolidated stockholders' equity as reported in the most recent year-end financial statements of the corporation; or

          (3) Any issuance, sale or transfer by the corporation or by any Subsidiary, whether in one transaction or in a series of transactions, of any securities of the corporation or of any Subsidiary to any Interested shareholder in exchange for cash, securities or other consideration having an aggregate fair market value equal to or greater than 5 percent of consolidated stockholders' equity as reported in the most recent year-end financial statements of the corporation; or

          (4) Any purchase or other acquisition by the corporation or by any Subsidiary, whether in one transaction or in a series of transactions, of any securities of the corporation from an Interested Shareholder in exchange for cash, securities or other consideration having an aggregate fair market value equal to or greater than 5 percent of consolidated stockholders' equity as reported in the most recent year-end financial statements of the corporation; or

          (5) The adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed by or on behalf of an Interested Shareholder; or

          (6) Any reclassification of stock (including any reverse stock split) or recapitalization of the corporation, or any merger or consolidation of the corporation with or into any Subsidiary or any other transaction (whether or not with or into or otherwise involving an Interested Shareholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of stock of the corporation or of any Subsidiary which is directly or indirectly owned by any Interested Shareholder (other than a redemption offer extended by the corporation pursuant to the provisions of Article 11); or

          (7) Any transaction or series of transactions, which is similar in purpose, form or effect to any of the foregoing.

     (b) The affirmative vote of the holders of 66 2/3% of the outstanding shares entitled to vote shall be required in order to authorize any corporate action described in Section (a) of this Article, if such corporate action shall have been approved by resolution adopted by a majority of the Continuing Directors.

     (c) For purposes of this Article, the following terms shall have the meanings set forth below:

          (1) Person shall mean any individual, firm, partnership, corporation or other entity.

          (2) Interested Shareholder shall mean any person (other than the corporation or any Subsidiary) which, as of the record date for the determination of shareholders entitled to vote on a proposed corporate action or immediately before the consummation of such corporate action, is the beneficial owner, directly or indirectly, of 15 percent or more of the outstanding shares of the corporation entitled to vote and any Affiliate or Associate of such person.

          (3) A person shall be deemed to be the beneficial owner of: (a) all shares owned, directly or indirectly, by such person and by its Affiliates and Associates, and (b) all shares which such person and its Affiliates and Associates have the right to acquire or to vote pursuant to any agreement, arrangement or understanding or upon the exercise of any conversion right, exchange right, warrant, option or otherwise.

          (4) Subsidiary shall mean any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the corporation; provided, however, that for purposes of the definition of Interested Shareholder set forth in Section (c)(2) of this Article, the term Subsidiary shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the corporation.

          (5) Affiliate shall mean any person which directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with the person specified.

          (6) Associate, when used to indicate a relationship with any person, means: (a) any corporation or other organization (other than the corporation or a Subsidiary) of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity security, (b) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, and (c) any relative or spouse of such person, or any relative of such spouse.

          (7) Continuing Director shall mean: (a) any member of the Board of Directors of the corporation who is unaffiliated with and is not a representative of an Interested Shareholder and who was a member of the Board of Directors prior to the time that any Interested Shareholder became an Interested Shareholder, and (b) any successor of a Continuing Director who is unaffiliated with and is not a representative of an Interested Shareholder and who is recommended to succeed a Continuing Director by a majority of the Continuing Directors then members of the Board of Directors.

     (d) A majority of the Continuing Directors shall have the power and duty to make factual determinations, on the basis of information known to them after reasonable inquiry, as to all facts relating to the application of this Article, including, without limitation, the following: (i) whether a person is an Interested Shareholder, (ii) the number of shares owned beneficially by any person, and (iii) whether a person is an Affiliate or Associate of another person. Any such determination made in good faith shall be binding upon and conclusive with respect to all parties.

     (e) The vote specified in Sections (a) and (b) of this Article shall be in addition to any vote, which may otherwise be required by law.

                                  ARTICLE 11.

     11. (a) Except as provided in Section (b) of this Article, in the event that any person shall acquire beneficial ownership of 30 percent or more of the outstanding common stock of the corporation, the corporation shall within thirty
(30) days thereafter extend to each shareholder of the corporation, other than such person and any Affiliate or Associate of such person, an offer in writing to redeem at any time within sixty (60) days of the date of such offer all or any part of the common stock owned by him at a redemption price per share equal to the greatest of the following:

          (1) the book value per share of the common stock of the corporation as reported in the quarterly financial statement of the corporation for the quarter ended immediately preceding the date of the offer; or

          (2) the highest per share price paid by such person to acquire any shares of the common stock of the corporation within the 18-month period immediately preceding the date of the offer; or

          (3) the highest market price per share of the common stock of the corporation on any trading day during the 18-month period immediately preceding the date of the offer.

     (b) The corporation shall not be required to extend a redemption offer to any shareholder pursuant to the provisions of Section (a) of this Article if a majority of the Continuing Directors, by resolution adopted before the person involved has acquired, directly or indirectly, beneficial ownership of 15 percent or more of the outstanding common stock of the corporation, shall have approved the acquisition by such person of 30 percent or more of the outstanding common stock of the corporation.

     (c) For purposes of this Article, the terms person, Affiliate, Associate and Continuing Director shall have the meanings set forth in Section (c) of
Article 10.

     (d) For purposes of this Article, beneficial ownership shall be determined in accordance with the provisions of Section (c)(3) of Article 10.

     (e) A majority of the Continuing Directors shall have the power and duty to make factual determinations, on the basis of information known to them after reasonable inquiry, as to all facts relating to the application of this Article, including, without limitation, the following: (i) whether a person shall have acquired beneficial ownership of 30 percent or more of the outstanding common stock of the corporation, (ii) when such acquisition shall be deemed to have occurred, (iii) whether a person is an Affiliate or Associate of another person, and (iv) the applicable redemption price per share. Any such determination made in good faith shall be binding upon and conclusive with respect to all parties.

     (f) The rights conferred upon the shareholders of the corporation in this Article are in addition to and shall supplement any similar rights conferred upon them under any applicable law, including, without limitation, the provisions of Section 910 of the Pennsylvania Business Corporation Law (15 P.S.
Section 1910) as now or hereafter in effect.

                                  ARTICLE 12.

     12. (a) For purposes of this Article, the term Acquisition Proposal shall mean any action, proposal, plan or attempt by any person (as defined in Section
(c)(1) of Article 10): (i) to make any tender or exchange offer for any equity security of the corporation, (ii) to merge or consolidate the corporation or any subsidiary of the corporation with or into another corporation, (iii) to purchase or otherwise acquire all or substantially all of the assets of the corporation or of any subsidiary of the corporation, or (iv) to effect any other transaction or series of transactions similar in purpose, form or effect to any of the foregoing.

     (b) The Board of Directors, when evaluating an Acquisition Proposal shall, in connection with the exercise of its judgment in determining what is in the best interests of the corporation and its shareholders, give due consideration to all relevant factors, including, without limitation, the following:

          (1) The adequacy of the offered consideration, not only in relation to the then current market price of the securities of the corporation, but also in relation to: (a) the historical, present and anticipated future operating results and financial position of the corporation, (b) the value of the corporation in a freely negotiated transaction, and (c) the prospects and future value of the corporation as an independent entity;

          (2) The social and economic impact which the Acquisition Proposal, if consummated, would have upon the customers, depositors and employees of the corporation and its subsidiaries and upon the communities which they serve;

          (3) The reputation and business practices and experience of the offeror and its management as they might affect: (a) the business of the corporation and its subsidiaries, (b) the future value of the securities of the corporation, and (c) the customers, depositors and employees of the corporation and its subsidiaries and the communities which they serve; and

          (4) The antitrust and other legal and regulatory issues that might arise by reason of the Acquisition Proposal.

     (c) The Board of Directors may, in its sole discretion, oppose, approve or remain neutral with respect to an Acquisition Proposal on the basis of its evaluation of what is in the best interests of the corporation and its shareholders.

     (d) In the event that the Board of Directors determines that an Acquisition Proposal is not in the best interests of the corporation and its shareholders and should be opposed, it may take any lawful action for this purpose, including, without limitation, the following:

          (1) Advising the shareholders of the corporation of its opposition to the Acquisition Proposal;

          (2) Authorizing the initiation of legal proceedings;

          (3) Authorizing the initiation of opposition proceedings before any regulatory authority having jurisdiction over the Acquisition Proposal;

          (4) Authorizing the corporation to acquire its own securities;

          (5) Authorizing the corporation to issue authorized but unissued securities, to sell treasury stock or to grant options with respect thereto; and

          (6) Soliciting a more favorable offer from a third party.

                                  ARTICLE 13.

     13. No director of the corporation shall be removed from office by shareholder vote, except as follows:

          (a) With cause, by the affirmative vote of the holders of a majority of the then outstanding shares of stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, at a meeting of shareholders duly convened after notice to the shareholders of such purpose (which notice shall be accompanied by a detailed written explanation of the facts and circumstances constituting the basis upon which the director is sought to be removed); or

          (b) Without cause, by the affirmative vote of the holders of not less than 75 percent of the then outstanding shares of stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, at a meeting of shareholders duly convened after notice to the shareholders of such purpose.

                                  ARTICLE 14.

     14. (a) No action required to be taken or which may be taken at any annual or special meeting of the shareholders or of a class of the shareholders of the corporation may be taken without a duly called meeting and the power of the shareholders of the corporation to consent in writing to action without a meeting is specifically denied, except that action may be taken without a meeting, if: (i) the number of shareholders of record is three or less, and (ii) a consent in writing setting forth the action so taken is signed by all of the shareholders of record and filed with the Secretary of the corporation.

     (b) A special meeting of the shareholders of the corporation may be called only by: (i) the Chief Executive Officer of the corporation, (ii) the Executive Committee of the Board of Directors, or (iii) the Board of Directors pursuant to a resolution adopted by the affirmative vote of a majority of the whole Board of Directors. Special meetings may not be called by the shareholders.

                                  ARTICLE 15.

     15. The authority to make, amend, alter, change or repeal the bylaws of the corporation is hereby expressly and solely granted to and vested in the Board of Directors, subject always to the power of the shareholders to make, amend, alter, change or repeal the bylaws of the corporation by the affirmative vote of the holders of not less than 75 percent of the then outstanding shares of stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, at a meeting of shareholders duly convened after notice to the shareholders of such purpose.

                                  ARTICLE 16.

     16. The Articles of Incorporation of the corporation may not be amended, except as follows:

          (a) Upon the affirmative vote of: (i) a majority of the Continuing Directors (as defined in Section (c)(7) of Article 10), (ii) a majority of the whole Board of Directors, and (iii) the holders of not less than a majority of the then outstanding shares of stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, at a meeting of shareholders duly convened after notice to the shareholders of such purpose; or

          (b) Upon the affirmative vote of the holders of not less than 75 percent of the then outstanding shares of stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, at a meeting of shareholders duly convened after notice to the shareholders of such purpose.
As approved by the Board of Directors February 26, 2002

                                                                      APPENDIX B

                         STERLING FINANCIAL CORPORATION
                           1996 STOCK INCENTIVE PLAN

     1. Purpose. The purpose of this Stock Incentive Plan (the "Plan") is to advance the development, growth and financial condition of Sterling Financial Corporation (the "Corporation") and each subsidiary thereof as defined in
Section 424 of the Internal Revenue Code of 1986, as amended (the "Code"), by providing incentives through participation in the appreciation of capital stock of the Corporation so as to secure, retain and motivate personnel who may be responsible for the operation and management of the affairs of the Corporation and any such subsidiary now or hereafter existing ("Subsidiary").

     2. Term. The Plan shall become effective as of the date it is adopted by the Corporation's Board of Directors (the "Board"), so long as the Corporation's stockholders duly approve the Plan within twelve (12) months either before or after the date of the Board's adoption of the Plan. Any and all options and rights awarded under the Plan ("Awards") before it is so approved by the Corporation's stockholders shall be conditional upon and may not be exercised before timely obtainment of such approval, and shall lapse upon the failure thereof. If the Plan is so approved, it shall continue in effect until all Awards either have lapsed or been exercised, satisfied or cancelled according to their terms under the Plan.

     3. Stock. The shares of stock that may be issued under the Plan shall not exceed, in the aggregate, 500,000 shares of the Corporation's common stock, par value $5.00 per share (the "Stock"), as authorized in 1996, and as adjusted pursuant to paragraph 18 hereof, and an additional 750,000 shares, authorized in 2002, as may be adjusted pursuant to paragraph 18 hereof. Such shares of Stock may be either authorized and unissued shares of Stock, or authorized shares of Stock issued by the Corporation and subsequently reacquired by it as treasury stock. Under no circumstances shall any fractional shares of Stock be issued or sold under the Plan or any Award. Except as may be otherwise provided in the Plan, any Stock subject to an Award that for any reason lapses or terminates prior to its exercise as to such Stock shall become and again be available under the Plan. The Corporation shall reserve and keep available, and shall duly apply for any requisite governmental authority to issue or sell the number of shares of Stock needed to satisfy the requirements of the Plan while in effect. The Corporation's failure to obtain any such governmental authority deemed necessary by the Corporation's legal counsel for the lawful issuance and sale of Stock under the Plan shall relieve the Corporation of any duty, or liability for the failure to issue or sell such Stock as to which such authority has not been obtained.

     4. Administration. The Plan shall be administered by a committee (the "Committee") consisting exclusively of two (2) or more non-employee directors from the Board serving for such terms as determined, selected and appointed by the Board. The Board shall fill all vacancies occurring in the Committee's membership, and at any time and for any reason may add additional members to the Committee or may remove members from the Committee and appoint their successors. Except as otherwise permitted under Section 16(b) of the Securities Exchange Act of 1934, as amended, and applicable rules and regulations thereto, a member of the Committee must be a director of the Corporation and during the year prior to commencing service on the Committee, and while a member of the Committee, was not granted or awarded any Awards, allocations or other options or rights of or with respect to Stock or any other equity securities of the Corporation or its affiliates pursuant to the Plan or any other plan of the Corporation or its affiliates which provides for grants or awards. A majority of the Committee's membership shall constitute a quorum for the transaction of all business of the Committee, and all decisions and actions taken by the Committee shall be determined by a majority of the members of the Committee attending a meeting at which a quorum of the Committee is present.

     The Committee shall be responsible for the management and operation of the Plan and, subject to its provisions, shall have full, absolute and final power and authority, exercisable in its sole discretion: to interpret and construe the provisions of the Plan, adopt, revise and rescind rules and regulations relating to the Plan and its administration, and decide all questions of fact arising in the application thereof; to determine what, to whom, when and under what facts and circumstances Awards shall be made, and the form, number, terms, conditions and duration thereof, including but not limited to when exercisable, the number of shares of Stock subject thereto, and Stock option purchase prices; to adopt, revise and rescind procedural rules for the transaction of the Committee's business, subject to any directives of the Board not inconsistent with the provisions or intent of the Plan or applicable provisions of law; and to make all other determinations and decisions, take all actions and do all things necessary or appropriate in and for the administration of the Plan. The Committee's determinations, decisions and actions under the Plan, including but not limited to those described above, need not be uniform or consistent, but may be different and selectively made and applied, even in similar circumstances and among similarly situated persons. Unless contrary to the provisions of the Plan, all decisions, determinations and actions made or taken by the Committee shall be final and binding upon the Corporation and all interested persons, and their heirs, personal and legal representatives, successors, assigns and beneficiaries. No member of the Committee or of the Board shall be liable for any decision, determination or action made or taken in good faith by such person under or with respect to the Plan or its administration.

     5. Awards. Awards may be made under the Plan in the form of: (a) "Qualified Options" to purchase Stock that are intended to qualify for certain tax treatment as incentive stock options under Sections 421 and 422 of the Code,
(b) "Non-Qualified Options" to purchase Stock that are not intended to qualify under Sections 421-424 of the Code, (c) Stock appreciation rights ("SARs"), or
(d) "Restricted Stock". More than one Award may be granted to an eligible person, and the grant of any Award shall not prohibit the grant of any other Award, either to the same person or otherwise, or impose any obligation upon the person to whom granted to exercise the Award. All Awards and the terms and conditions thereof shall be set forth in written agreements, in such form and content as approved by the Committee from time to time, and shall be subject to the provisions of the Plan whether or not contained in such agreements. Multiple Awards for a particular person may be set forth in a single written agreement or in multiple agreements, as determined by the Committee, but in all cases each agreement for one or more Awards shall identify each of the Awards thereby represented as a Qualified Option, Non-Qualified Option, SAR, or Restricted Stock, as the case may be. Every Award made to a person (a "Recipient") shall be exercisable during his or her lifetime only by the Recipient, and shall not be salable, transferable or assignable by the Recipient except by his or her Will or pursuant to applicable laws of descent and distribution.

     6. Eligibility. Persons eligible to receive Awards shall be those key officers and other management employees of the Corporation and each Subsidiary as determined by the Committee. In no case, however, shall any current member of the Committee be eligible to receive any Awards. A person's eligibility to receive Awards shall not confer upon him or her any right to receive any Awards; rather, the Committee shall have the sole authority, exercisable in its discretion consistent with the provisions of the Plan, to select when, to whom and under what facts and circumstances Awards will be made. Except as otherwise provided, a person's eligibility to receive, or actual receipt of Awards under the Plan shall not limit or affect his or her benefits under or eligibility to participate in any other incentive or benefit plan or program of the Corporation or its affiliates.

     7. Qualified Options. In addition to other applicable provisions of the Plan, all Qualified Options and Awards thereof shall be under and subject to the following terms and conditions:

          (a) No Qualified Option shall be awarded more than ten (10) years after the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation's stockholders, whichever date is earlier;

          (b) The time period during which any Qualified Option is exercisable, as determined by the Committee, shall not commence before the expiration of six (6) months or continue beyond the expiration of ten (10) years after the date such Option is awarded;

          (c) If the Recipient of a Qualified Option ceases to be employed by the Corporation or any Subsidiary for any reason other than his or her death, the Committee may permit the Recipient thereafter to exercise such Option during its remaining term for a period of not more than three (3) months after such cessation of employment to the extent that the Option was then and remains exercisable, unless such employment cessation was due to the Recipient's disability as defined in Section 422(e)(3) of the

     Code, in which case such three (3) month period shall be twelve (12) months; if the Recipient dies while employed by the Corporation or a Subsidiary, the Committee may permit the Recipient's qualified personal representatives, or any persons who acquire the Qualified Option pursuant to his or her Will or laws of descent and distribution, thereafter to exercise such Option during its remaining term for a period of not more than twelve (12) months after the Recipient's death to the extent that the Option was then and remains exercisable; the Committee may impose terms and conditions upon and for said exercise of such Qualified Option after such cessation of the Recipient's employment or his or her death;

          (d) The purchase price of a share of Stock subject to any Qualified Option, as determined by the Committee, shall not be less than the Stock's fair market value at the time such Option is awarded, as determined under paragraph 13 hereof, or less than the Stock's par value.

     8. Non-Qualified Options. In addition to other applicable provisions of the Plan, all Non-Qualified Options and Awards thereof shall be under and subject to the following terms and conditions:

          (a) The time period during which any Non-Qualified Option is exercisable, as determined by the Committee, shall not commence before the expiration of six (6) months or continue beyond the expiration of ten (10) years after the date such Option is awarded;

          (b) If a Recipient of a Non-Qualified Option, before its lapse or full exercise, ceases to be eligible under the Plan, the Committee may permit the Recipient thereafter to exercise such Option during its remaining term, to the extent that the Option was then and remains exercisable, for such time period and under such terms and conditions as may be prescribed by the Committee;

          (c) The purchase price of a share of Stock subject to any Non-Qualified Option, as determined by the Committee, shall not be less than the Stock's fair market value at the time such Option is awarded, as determined under paragraph 13 hereof.

     9. Stock Appreciation Rights. In addition to other applicable provisions of the Plan, all SARs and Awards thereof shall be under and subject to the following terms and conditions:

          (a) SARs may be granted either alone, or in connection with another previously or contemporaneously granted Award (other than another SAR) so as to operate in tandem therewith by having the exercise of one affect the right to exercise the other, as and when the Committee may determine; however, no SAR shall be awarded in connection with a Qualified Option more than ten (10) years after the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation's stockholders, whichever date is earlier;

          (b) Each SAR shall entitle its Recipient to receive upon exercise of the SAR all or a portion of the excess of (i) the fair market value at the time of such exercise of a specified number of shares of Stock as determined by the Committee, over (ii) a specified price as determined by the Committee of such number of shares of Stock that, on a per share basis, is not less than the Stock's fair market value at the time the SAR is awarded;

          (c) Upon exercise of any SAR, the Recipient shall be paid either in cash or in Stock, or in any combination thereof, as the Committee shall determine; if such payment is to be made in Stock, the number of shares thereof to be issued pursuant to the exercise shall be determined by dividing the amount payable upon exercise by the Stock's fair market value at the time of exercise;

          (d) The time period during which any SAR is exercisable, as determined by the Committee, shall not commence before the expiration of six (6) months or continue beyond the expiration of ten (10) years after the date such SAR is awarded; however, no SAR connected with another Award shall be exercisable beyond the last date that such other connected Award may be exercised;

          (e) If a Recipient of a SAR, before its lapse or full exercise, ceases to be eligible under the Plan, the Committee may permit the Recipient thereafter to exercise such SAR during its remaining term, to the extent that the SAR was then and remains exercisable, for such time period and under such terms and conditions as may be prescribed by the Committee;

          (f) No SAR shall be awarded in connection with any Qualified Option unless the SAR (i) lapses no later than the expiration date of such connected Option, (ii) is for not more than the difference between the Stock purchase price under such connected Option and the Stock's fair market value at the time the SAR is exercised, (iii) is transferable only when and as such connected Option is transferable and under the same conditions, (iv) may be exercised only when such connected Option may be exercised, and (v) may be exercised only when the Stock's fair market value exceeds the Stock purchase price under such connected Option.

     10. Restricted Stock. In addition to other applicable provisions of the Plan, all Restricted Stock and Awards thereof shall be under and subject to the following terms and conditions:

          (a) Restricted Stock shall consist of shares of Stock that may be acquired by and issued to a Recipient at such time, for such or no purchase price, and under and subject to such transfer, forfeiture and other restrictions, conditions or terms as shall be determined by the Committee, including but not limited to prohibitions against transfer, substantial risks of forfeiture within the meaning of Section 83 of the Code, and attainment of performance or other goals, objectives or standards, all for or applicable to such time periods as determined by the Committee;

          (b) Except as otherwise provided in the Plan or the Restricted Stock Award, a Recipient of shares of Restricted Stock shall have all the rights as does a holder of Stock, including without limitation the right to vote such shares and receive dividends with respect thereto; however, during the time period of any restrictions, conditions or terms applicable to such Restricted Stock, the shares thereof and the right to vote the same and receive dividends thereon shall not be sold, assigned, transferred, exchanged, pledged, hypothecated, encumbered or otherwise disposed of except as permitted by the Plan or the Restricted Stock Award;

          (c) Each certificate issued for shares of Restricted Stock shall be deposited with the Secretary of the Corporation, or the office thereof, and shall bear a legend in substantially the following form and content:

          This Certificate and the shares of Stock hereby represented are subject to the provisions of the Corporation's Stock Incentive Plan and a certain agreement entered into between the owner and the Corporation pursuant to said Plan. The release of this Certificate and the shares of Stock hereby represented from such provisions shall occur only as provided by said Plan and agreement, a copy of which are on file in the office of the Secretary of the Corporation.

     Upon the lapse or satisfaction of the restrictions, conditions and terms applicable to such Restricted Stock, a certificate for the shares of Stock free thereof without such legend shall be issued to the Recipient;

          (d) If a Recipient's employment with the Corporation or a Subsidiary ceases for any reason prior to the lapse of the restrictions, conditions or terms applicable to his or her Restricted Stock, all of the Recipient's Restricted Stock still subject to unexpired restrictions, conditions or terms shall be forfeited absolutely by the Recipient to the Corporation without payment or delivery of any consideration or other thing of value by the Corporation or its affiliates, and thereupon and thereafter neither the Recipient nor his or her heirs, personal or legal representatives, successors, assigns, beneficiaries, or any claimants under the Recipient's Last Will or laws of descent and distribution, shall have any rights or claims to or interests in the forfeited Restricted Stock or any certificates representing shares thereof, or claims against the Corporation or its affiliates with respect thereto.

     11. Exercise. Except as otherwise provided in the Plan, Awards may be exercised in whole or in part by giving written notice thereof to the Secretary of the Corporation, or his or her designee, identifying the Award being exercised, the number of shares of Stock with respect thereto, and other information pertinent to exercise of the Award. The purchase price of the shares of Stock with respect to which an Award is exercised shall be paid with the written notice of exercise, either in cash or in Stock at its then current fair market value, or in any combination thereof, as the Committee shall determine; provided, that if the Stock tendered as payment for a Qualified Option was acquired through the exercise of a Qualified Option, the Recipient must have held such Stock for a period not less than the holding period described in Code Section 422(a)(1). Funds received by the Corporation from the exercise of any Award shall be used for its general corporate purposes.

     The number of shares of Stock subject to an Award shall be reduced by the number of shares of Stock with respect to which the Recipient has exercised rights under the Award. If a SAR is awarded in connection with another Award, the number of shares of Stock that may be acquired by the Recipient under the other connected Award shall be reduced by the number of shares of Stock with respect to which the Recipient has exercised his or her SAR, and the number of shares of Stock subject to the Recipient's SAR shall be reduced by the number of shares of Stock acquired by the Recipient pursuant to the other connected Award.

     The Committee may permit an acceleration of previously established exercise terms of any Awards or the lapse of restrictions thereon as, when, under such facts and circumstances, and subject to such other or further requirements and conditions as the Committee may deem necessary or appropriate. In addition: (a) if the Corporation or its stockholders execute an agreement to dispose of all or substantially all of the Corporation's assets or capital stock by means of sale, merger, consolidation, reorganization, liquidation or otherwise, as a result of which the Corporation's stockholders as of immediately before such transaction will not own at least fifty percent (50%) of the total combined voting power of all classes of voting capital stock of the surviving entity (be it the Corporation or otherwise) immediately after the consummation of such transaction, thereupon any and all Awards immediately shall become and remain exercisable with respect to the total number of shares of Stock still subject thereto for the remainder of their respective terms unless the transaction is not consummated and the agreement expires or is terminated, in which case thereafter all Awards shall be treated as if said agreement never had been executed; (b) if there is an actual, attempted or threatened change in the ownership of at least twenty-five percent (25%) of all classes of voting capital stock of the Corporation, as determined by the Committee in its sole discretion, through the acquisition of, or an offer to acquire such percentage of the Corporation's voting capital stock by any person or entity, or persons or entities acting in concert or as a group, and such acquisition or offer has not been duly approved by the Board, thereupon any and all Awards immediately shall become and remain exercisable with respect to the total number of shares of Stock still subject thereto for the remainder of their respective terms; or (c) if during any period of two (2) consecutive years, the individuals who at the beginning of such period constituted the Board, cease for any reason to constitute at least a majority of the Board, unless the election of each director of the Board, who was not a director of the Board at the beginning of such period, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period, thereupon any and all Awards immediately shall become and remain exercisable with respect to the total amount of shares of Stock still subject thereto for the remainder of their respective terms. If an event described in (a), (b) or (c) occurs, the Committee shall immediately notify the Recipients in writing of the occurrence of such event and their rights under this paragraph 11.

     12. Withholding. Whenever the Corporation is about to issue or transfer Stock pursuant to any Award, the Corporation may require the Recipient to remit to the Corporation an amount sufficient to satisfy fully any federal, state and other jurisdictions' income and other tax withholding requirements prior to the delivery of any certificates for such shares of Stock. Whenever payments are to be made in cash to any Recipient pursuant to his or her exercise of an Award, such payments shall be made net after deduction of all amounts sufficient to satisfy fully any federal, state and other jurisdictions' income and other tax withholding requirements.

     13. Value. Where used in the Plan, the "fair market value" of Stock or Options or rights with respect thereto, including Awards, shall mean and be determined by: (a) in the event that the Stock is listed on an established exchange, the closing price of the Stock on the relevant date or, if no trade occurred on that day, on the next preceding day on which a trade occurred, (b) in the event that the Stock is not listed on an established exchange, but is then quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the average of the average of the closing bid and asked quotations of the Stock for the five (5) trading days immediately preceding the relevant date, or (c) in the event that the Stock is not then listed on an established exchange or quoted on NASDAQ, the average of the average of the closing bid and asked quotations of the Stock for five (5) trading days immediately preceding the relevant date as reported by such brokerage firms which are then making a market in the Stock. In the event that the Stock is not listed on an established exchange, quoted on NASDAQ, and no closing bid and asked quotations are available, fair market value shall be determined in good faith by the Committee. In the case of (b) or (c) above, in the event that no closing bid or asked quotation is available on one or more of such trading days, fair market value shall be determined by reference to the five (5) trading days immediately preceding the relevant date on which closing bid and asked quotations are available.

     14. Amendment. To the extent permitted by applicable law, the Board may amend, suspend, or terminate the Plan at any time; provided, however, that: (a) no amendment may be adopted that permits an Award to be granted to any member of the Committee; (b) with respect to qualified options, except as specified in paragraph 18 hereof, no amendment may be adopted that will increase the number of shares reserved for Awards under the Plan, change the option price, or change the provisions required for compliance with Section 422 of the Code and regulations issued thereunder. The amendment or termination of this Plan shall not, without the consent of the Recipients, alter or impair any rights or obligations under any Award previously granted hereunder.

     In addition and subject to the foregoing, the Committee may prescribe other or additional terms, conditions and provisions with respect to the grant or exercise of any or all Awards as the Committee may determine necessary or appropriate for such Awards and the Stock subject thereto to qualify under and comply with all applicable laws, rules and regulations, and changes therein, including but not limited to the provisions of Sections 421 and 422 of the Code and Section 16 of the Securities Exchange Act of 1934, as amended. Without limiting the generality of the preceding sentence, each Qualified Option, and any SAR awarded in connection therewith, shall be subject to such other and additional terms, conditions and provisions as the Committee may deem necessary or appropriate in order to qualify such Option, or connected Option and SAR, as an incentive stock option under Section 422 of the Code, including but not limited to the following provisions:

          (i) the aggregate fair market value, at the time such Option is awarded, of the Stock subject thereto and of any Stock or other capital stock with respect to which incentive stock options qualifying under Sections 421 and 422 of the Code are exercisable for the first time by the Recipient during any calendar year under the Plan and any other plans of the Corporation or its affiliates, shall not exceed $100,000.00; and

          (ii) No Qualified Option, or any SAR in connection therewith, shall be awarded to any person if at the time of such Award, such person owns Stock possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Corporation or its affiliates, unless at the time such Option or SAR is awarded the Stock purchase price under such Option is at least one hundred and ten percent (110%) of the fair market value of the Stock subject to such Option and the Option (and any SAR connected therewith) by its terms is not exercisable after the expiration of five (5) years from the date it is awarded.

From time to time, the Committee may rescind, revise and add to any of such terms, conditions and provisions as may be necessary or appropriate to have any Awards be or remain qualified and in compliance with all applicable laws, rules and regulations, and may delete, omit or waive any of such terms, conditions or provisions that are no longer required by reason of changes in applicable laws, rules or regulations.

     15. Continued Employment. Nothing in the Plan or any Award shall confer upon any Recipient or other persons any right to continue in the employment of, or maintain any particular relationship with the Corporation or its affiliates, or limit or affect any rights, powers or privileges that the Corporation or its affiliates may have to supervise, discipline and terminate such Recipient or other persons, and the employment and other relationships thereof. However, the Committee may require as a condition of making and/or exercising any Award that its Recipient agree to, and in fact provide services, either as an employee or in another capacity, to or for the Corporation or any Subsidiary for such time period following the date the Award is made and/or exercised as the Committee may prescribe. The immediately preceding sentence shall not apply to any Qualified Option to the extent such application would result in disqualification of said Option as an incentive stock option under Sections 421 and 422 of the Code.

     16. General Restrictions. Each Award shall be subject to the requirement and provision that if at any time the Committee determines it necessary or desirable as a condition of or in consideration of making such Award, or the purchase or issuance or Stock thereunder, (a) the listing, registration or qualification of the Stock subject to the Award, or the Award itself, upon any securities exchange or under any federal or state securities or other laws, (b) the approval of any governmental authority, or (c) an agreement by the Recipient with respect to disposition of any Stock (including without limitation that at the time of the Recipient's exercise of the Award, any Stock thereby acquired is being and will be acquired solely for investment purposes and without any intention to sell or distribute such Stock), then such Award shall not be consummated in whole or in part unless such listing, registration, qualification, approval or agreement shall have been appropriately effected or obtained to the satisfaction of the Committee and legal counsel for the Corporation.

     17. Rights. Except as otherwise provided in the Plan, the Recipient of any Award shall have no rights as a holder of the Stock subject thereto unless and until one or more certificates for the shares of such Stock are issued and delivered to the Recipient. No adjustments shall be made for dividends, either ordinary or extraordinary, or any other distributions with respect to Stock, whether made in cash, securities or other property, or any rights with respect thereto, for which the record date is prior to the date that any certificates for Stock subject to an Award are issued to the Recipient pursuant to his or her exercise thereof. No Award, or the grant thereof, shall limit or affect the right or power of the Corporation or its affiliates to adjust, reclassify, recapitalize, reorganize or otherwise change its or their capital or business structure, or to merge, consolidate, dissolve, liquidate or sell any or all of its or their business, property or assets.

     18. Adjustments. In the event of any change in the number of issued and outstanding shares of Stock which results from a stock split, reverse stock split, payment of a stock dividend or any other change in the capital structure of the Corporation, the Committee shall proportionately adjust the maximum number of shares subject to each outstanding Award, and (where appropriate) the purchase price per share thereof (but not the total purchase price under the Award), so that upon exercise or realization of such Award, the Recipient shall receive the same number of shares he or she would have received had he or she been the holder of all shares subject to his or her outstanding Award and immediately before the effective date of such change in the number of issued and outstanding shares of Stock. Such adjustments shall not, however, result in the issuance of fractional shares. Any adjustments under this paragraph 18 shall be made by the Committee, subject to approval by the Board. No adjustments shall be made that would cause a Qualified Option to fail to continue to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     In the event the Corporation is a party to any merger, consolidation or other reorganization, any and all outstanding Awards shall apply and relate to the securities to which a holder of Stock is entitled after such merger, consolidation or other reorganization. Upon any liquidation or dissolution of the Corporation, any and all outstanding Awards shall terminate upon consummation of such liquidation or dissolution, but prior to such consummation shall be exercisable to the extent that the same otherwise are exercisable under the Plan.

     19. Forfeiture. Notwithstanding anything to the contrary in this Plan, if the Committee finds after full consideration of the facts presented on behalf of the Corporation and the involved Recipient, that he or she has been engaged in fraud, embezzlement, theft, commission of a felony, or dishonesty in the course of his or her employment by the Corporation or any Subsidiary that has damaged it, or that the Recipient has disclosed trade secrets of the Corporation or its affiliates, the Recipient shall forfeit all rights under and to all unexercised Awards, and all exercised Awards under which the Corporation has not yet delivered payment or certificates for shares of Stock (as the case may be), all of which Awards and rights shall be automatically canceled. The decision of the Committee as to the cause of the Recipient's discharge from employment with the Corporation or any Subsidiary and the damage thereby suffered shall be final for purposes of the Plan, but shall not affect the finality of the Recipient's discharge by the Corporation or Subsidiary for any other purposes. The preceding provisions of this paragraph shall not apply to any Qualified Option to the extent such application would result in disqualification of said Option as an incentive stock option under Sections 421 and 422 of the Code.

     20. Indemnification. In and with respect to the administration of the Plan, the Corporation shall indemnify each present and future member of the Committee and/or of the Board, who shall be entitled without further action on his or her part to indemnity from the Corporation for all damages, losses, judgments, settlement amounts, punitive damages, excise taxes, fines, penalties, costs and expenses (including without limitation attorneys' fees and disbursements) incurred by such member in connection with any threatened, pending or completed action, suit or other proceedings of any nature, whether civil, administrative, investigative or criminal, whether formal or informal, and whether by or in the right or name of the Corporation, any class of its security holders, or otherwise, in which such member may be or have been involved, as a party or otherwise, by reason of his or her being or having been a member of the Committee and/or of the Board, whether or not he or she continues to be such a member. The provisions, protection and benefits of this paragraph shall apply and exist to the fullest extent permitted by applicable law to and for the benefit of all present and future members of the Committee and/or of the Board, and their respective heirs, personal and legal representatives, successors and assigns, in addition to all other rights that they may have as a matter of law, by contract, or otherwise, except (a) as may not be allowed by applicable law, (b) to the extent there is entitlement to insurance proceeds under insurance coverage provided by the Corporation on account of the same matter or proceeding for which indemnification hereunder is claimed, or (c) to the extent there is entitlement to indemnification from the Corporation, other than under this paragraph, on account of the same matter or proceeding for which indemnification hereunder is claimed.

     21. Miscellaneous. Any reference contained in this Plan to a particular section or provision of law, rule or regulation, including but not limited to the Internal Revenue Code of 1986 and the Securities Exchange Act of 1934, both as amended, shall include any subsequently enacted or promulgated section or provision of law, rule or regulation, as the case may be, of similar import. With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor rule that may be promulgated by the Securities and Exchange Commission, to the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by applicable law and deemed advisable by the Committee, and to the extent that there are additional requirements under Rules 16b-3, it is the responsibility of the participants to satisfy such requirements. Where used in this Plan: the plural shall include the singular, and unless the context otherwise clearly requires, the singular shall include the plural; and, the term "affiliates" shall mean each and every Subsidiary and any parent of the Corporation. The captions of the numbered paragraphs contained in this Plan are for convenience only, and shall not limit or affect the meaning, interpretation or construction of any of the provisions of the Plan.

                             ---------------------
                                      END
                             ---------------------

AS APPROVED BY THE BOARD OF DIRECTORS
FEBRUARY 26, 2002

                                      PROXY

                         ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held on April 30, 2002
                         STERLING FINANCIAL CORPORATION
                           101 North Pointe Boulevard
                       Lancaster, Pennsylvania 17601-4133

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Mary W. Wentz and Thomas Wright, and each or any of them, as proxies, with full power of substitution, to represent and vote, all of the shares of STERLING FINANCIAL CORPORATION common stock held of record by the undersigned on March 8, 2002, at the Annual Meeting of the Shareholders to be held at Liberty Place Theater and Conference Center, 313 West Liberty Street, Lancaster, Pennsylvania, on Tuesday, April 30, 2002, at 9:00 a.m. prevailing time, and at any adjournment or postponement thereof, with all of the powers the undersigned would possess if personally present thereat, as indicated on the reverse side of this card.

         THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1, AND FOR PROPOSALS 2, 3 AND 4.

         This proxy also confers authority as to other business as may properly come before the meeting and any adjournment or postponement thereof. The Board of Directors at present knows of no other business to be brought before this meeting, but if any other business is brought before the meeting, the shares represented by this proxy will be voted in accordance with the recommendations of the management of Sterling Financial Corporation.

         The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and proxy Statement dated March 28, 2001, and hereby revoke(s) all other proxies heretofore given by the undersigned in connection with this meeting.

         It is important that your shares be represented at the meeting. Please sign, date and return this proxy as promptly as possible, whether or not you plan to attend this meeting. This proxy is revocable at any time before it is exercised and may be withdrawn if you elect to attend the meeting, give written notification to the secretary of the corporation and vote in person.

1.       Election of Class of 2005 Directors to serve for a three-year term:

                  Nominees:     Joan R. Henderson
                                Calvin G. High
                                Terrence L. Hormel
                                David E. Hosler
                                E. Glenn Nauman

         INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below:

         _____________________________________________________________________

2. Approve and adopt amendment of the Articles of Incorporation to increase the authorized shares of common stock and to permit the corporation to issue preferred stock.

         [ ]      FOR              [ ]      AGAINST           [ ]      ABSTAIN

3. Approve and adopt amendment of the 1996 Stock Incentive Plan to increase, by 750,000 shares, the shares available under the plan.

         [ ]      FOR              [ ]      AGAINST           [ ]      ABSTAIN

4. Proposal to ratify the selection of Ernst & Young, LLP as the Corporation's independent certified public accountants for the year ending December 31, 2002.

                                          Dated: ____________________, 2002

                                          _________________________________
                                          Signature of Shareholder

                                          _________________________________
                                          Signature of Shareholder


Number of shares Held of Record
on March 8, 2002

         This proxy must be dated, signed by the shareholder and returned promptly in the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If more than one trustee, all should sign. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.